UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant  ☐

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to § 240.14a-12

MUNICIPAL MORTGAGE & EQUITY, LLC

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Municipal Mortgage & Equity, LLC 621 East Pratt Street, Suite 600 Baltimore, Maryland 21201 T 443.263.2900 F 410.727.5387 www.MuniMae.com

April 27, 2012

Dear fellow shareholder:

You are cordially invited to attend the annual meeting of shareholders to be held on Monday, June 11, 2012, at 1:00p.m. EDT, at the offices of Gallagher Evelius & Jones, LLP, 218 N Charles Street, Suite 400, Baltimore, MD 21201.

At the meeting, you will be asked to vote on three matters including the election of directors, the amendment and restatement of our Amended and Restated Certificate of Formation and Operating Agreement and the selection of our independent public accounting firm for 2012.

We are pleased to utilize the Securities and Exchange Commission rule allowing companies to furnish proxy materials to their shareholders over the Internet. Consequently, most shareholders will not receive paper copies of our proxy materials. We will instead send shareholders a notice with instructions for accessing the proxy materials and voting via the Internet. The notice will also provide information on how shareholders may obtain paper copies of our proxy materials if they so choose. This makes the proxy distribution process more efficient and less costly, and helps conserve natural resources.

I look forward to seeing you at the meeting.

Sincerely,

Mark K. Joseph

Chairman of the Board

YOUR VOTE IS IMPORTANT

In order to ensure your representation at the annual meeting, you may submit your proxy and voting instructions via the Internet or by telephone, or, if you receive a paper proxy card and voting instructions by mail, you may vote your shares by completing, signing and dating the proxy card as promptly as possible and returning it in the enclosed envelope (to which no postage need be affixed if mailed in the United States). Please refer to the section entitled “Voting via the Internet, by Telephone or by Mail” on page ii of the Proxy Statement for a description of these voting methods. Under recent regulatory changes, if you have not given your broker specific instructions to do so, your broker will NOT be able to vote your shares with respect to the election of directors. If you do not provide voting instructions via the Internet, by telephone or by returning a proxy card or voting instruction card, your shares will not be voted with respect to the election of directors. We strongly encourage you to vote.

If the director nominees are not elected at our annual meeting, or if we are unable to achieve a quorum to transact business at our annual meeting (including any adjournment), then our current directors will continue to serve until their successors have been duly elected and qualified at the next annual meeting or their earlier death, resignation or removal.

Municipal Mortgage & Equity, LLC

Pier IV Building

621 East Pratt Street, Suite 600

Baltimore, Maryland 21202

Notice of 2012 Annual Meeting of Shareholders

Dear Shareholder:

Notice is hereby given that the annual meeting of shareholders of Municipal Mortgage & Equity, LLC will be held on Monday, June 11, 2012 at 1:00p.m. EDT, at the offices of Gallagher Evelius & Jones, LLP, 218 N Charles Street, Suite 400, Baltimore, MD 21201 for the following purposes:

•	To elect two directors for terms of three years.

•	To consider and act upon a proposal to approve an amendment and restatement of our Amended and Restated Certificate of Formation and Operating Agreement to eliminate provisions that relate to the “Special Shareholder,” the “Dissolution Shareholder” and other concepts which are no longer relevant to the Company or its shareholders.

•	To ratify the appointment of KPMG, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012.

•	To transact such other business as may properly come before the meeting or at any adjournment or postponements thereof.

Any of the foregoing may be considered or acted upon at the meeting or at any adjournment or postponements thereof.

Holders of common shares of record on the books of the Company at the close of business on April 13, 2012, will be entitled to vote on all matters that may come before the meeting or any adjournment or postponements thereof.

Whether or not you plan to attend the annual meeting, please vote as soon as possible. As an alternative to voting in person at the annual meeting, you may vote via the Internet, by telephone or, if you receive a paper proxy card in the mail, by mailing a completed proxy card. For detailed information regarding voting instructions, please refer to the section entitled “Voting via the Internet, by Telephone or by Mail” on page ii of the Proxy Statement. You may revoke a previously delivered proxy at any time prior to the annual meeting. If you decide to attend the annual meeting and wish to change your proxy vote, you may do so automatically by voting in person at the annual meeting.

Secretary

Baltimore, Maryland

[INTENTIONALLY LEFT BLANK]

Municipal Mortgage & Equity, LLC

Pier IV Building

621 East Pratt Street, Suite 600

Baltimore, Maryland 21202

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

JUNE 11, 2012

This proxy statement is furnished in connection with the solicitation on behalf of the Board of Directors of Municipal Mortgage & Equity, LLC, a Delaware limited liability company (“we”, “us”, “our” or the “Company”), of proxies to be voted at our annual meeting of shareholders to be held Monday, June 11, 2012, at 1:00 p.m. EDT and any and all adjournments or postponements of the meeting.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL SHAREHOLDERS MEETING TO BE HELD ON JUNE 11, 2012. This proxy statement, the accompanying proxy card or voting instruction card and our 2011 Annual Report to Shareholders on Form 10-K are available at http://munimae.investorroom.com.

The entire cost of this solicitation of proxies will be borne by us. Solicitation, commencing on or about April 27, 2012 will be made by use of the mails, telephone and fax, by our regular employees without additional compensation.

Voting Rights

Only holders of record of our common shares on April 13, 2012, the record date, will be entitled to vote at the annual meeting. Each holder of record will be entitled to one vote on each matter for each common share held on the record date. The share transfer books will not be closed. On the record date, there were 40,744,444 common shares outstanding. A majority of the issued and outstanding common shares (or 20,372,223 common shares) must be present or represented by proxy at the annual meeting in order to have a quorum. Persons voting by proxy will be deemed present at the meeting even if they abstain from voting on any or all of the proposals presented for shareholder action. Shares held by brokers who vote such shares on any proposal and broker non-votes will be counted present for purposes of establishing a quorum. A broker non-vote occurs when a bank, broker or other holder of record holding shares for a beneficial owner submits a proxy for the annual meeting but does not vote on a particular proposal, including in this case the election of directors, because that holder does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. In contrast, a bank, broker or other holder of record holding shares for a beneficial owner does have discretionary voting power with respect to the approval of the proposed amendment and restatement to our Amended and Restated Certificate of Formation and Operating Agreement (our “Operating Agreement”) and to the ratification of the appointment of the independent registered public accounting firm.

In the election of directors, a nominee will be elected if the votes cast “for” the nominee constitute a majority of the common shares present or represented by proxy and voting at a meeting at which a quorum is present. Shareholders may not cumulate votes in the election of directors. The ratification of the appointment of KPMG, LLP (“KPMG”) as our independent registered public accounting firm also requires the affirmative vote of a majority of the common shares present or represented by proxy and voting at a meeting at which a quorum is present. Abstentions and broker non-votes have no effect on the determination of whether a nominee or the appointment of KPMG has received the vote of a majority of the common shares present or represented by proxy and voting at the meeting. The approval of the proposed amendment and restatement of our Operating Agreement will require the affirmative vote of a majority of the holders of our outstanding common shares. Abstentions and shares not represented at the meeting will have the effect of votes against the proposal to approve the amendment and restatement of our Amended and Restated Certificate of Formation and Operating Agreement.

If the persons present or represented by proxy at the annual meeting constitute the holders of less than a majority of the issued and outstanding common shares as of the record date, the annual meeting may be adjourned either indefinitely or to a subsequent date for the purpose of obtaining a quorum. The inspector of elections appointed for the annual meeting will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

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Internet Availability of Proxy Materials

In accordance with Securities and Exchange Commission rules, we are using the Internet as our primary means of furnishing proxy materials to shareholders for our 2012 Annual Meeting. Consequently, our shareholders will not receive paper copies of our proxy materials unless they request paper copies by following the instructions in the Notice of Internet Availability of Proxy Materials. On April 27, 2012, we mailed to our shareholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including this proxy statement and our 2011 Annual Report to Shareholders. The Notice of Internet Availability of Proxy Materials also contains instructions for accessing your proxy card to be able to vote through the Internet or telephone.

Internet distribution of our proxy materials is designed to make the proxy distribution process more efficient and less costly and to help conserve natural resources. However, if you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, please follow the instructions for requesting such materials contained on such notice.

Admission to Meeting

You are entitled to attend the annual meeting if you were a holder of record or a beneficial owner of our common shares as of April 13, 2012, the record date, or you hold a valid legal proxy for the annual meeting. If you are a holder of record, you may be asked to present valid picture identification, such as a driver’s license or passport, for admission to the annual meeting.

If your shares are registered in the name of a bank or brokerage firm (your record holder), you may be asked to provide proof of beneficial ownership as of the record date, such as a brokerage account statement, a copy of the Notice of Internet Availability or voting instruction form provided by your bank, broker or other holder of record, or other similar evidence of ownership, as well as picture identification, for admission. If you wish to be able to vote in person at the annual meeting, you must obtain a legal proxy from your brokerage firm, bank or other holder of record and present it to the inspector of elections with your ballot at the annual meeting.

Recommendations of the Board of Directors

Our Board of Directors recommends that you vote:

•	FOR each of the nominees of the Board of Directors (Proposal No. 1);

•	FOR the approval of the proposed amendment and restatement of our Operating Agreement (Proposal No. 2) and

•	FOR the ratification of the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2012 (Proposal No. 3).

Voting via the Internet, by Telephone or by Mail

For holders whose shares are registered in their own names, as an alternative to voting in person at the annual meeting, you may vote via the Internet, by telephone or, for those shareholders who request and receive a paper proxy card in the mail, by mailing a completed proxy card. The Notice of Internet Availability of Proxy Materials provides information on how to access your proxy card, which contains instructions on how to vote via the Internet or by telephone. For those shareholders who request and receive a paper proxy card, instructions for voting via the Internet or by telephone are set forth on the proxy card. Those shareholders who request and receive a paper proxy card and voting instructions by mail, and who elect to vote by mail, should sign and return the mailed proxy card in the prepaid and addressed envelope that was enclosed with the proxy materials, and your shares will be voted at the annual meeting in the manner you direct. In the event that you return a signed proxy card (by mail or via the Internet) on which no directions are specified, your shares will be voted FOR each of the nominees of the Board of Directors (Proposal No. 1), FOR the approval of the proposed amendment and restatement of our Operating Agreement (Proposal No. 2), and FOR the ratification of the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2012 (Proposal No. 3), and in the discretion of the proxy holders as to any other matters that may properly come before the annual meeting or any postponement or adjournment of the annual meeting.

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If your shares are registered in the name of a bank or brokerage firm (your record holder), you will receive instructions from your record holder that you must follow in order for your record holder to vote your shares per your instructions. Many banks and brokerage firms have a process for their beneficial holders to provide instructions via the Internet or over the telephone. If Internet or telephone voting is unavailable from your bank or brokerage firm, please complete and return the voting instruction card supplied by them in the addressed, postage paid envelope provided.

Revocation of Proxies

You may revoke or change a previously delivered proxy at any time before the annual meeting by delivering another proxy with a later date, by voting again via the Internet or by telephone, or by delivering written notice of revocation of your proxy to Municipal Mortgage & Equity, LLC’s Secretary at our principal executive offices before the beginning of the annual meeting. You may also revoke your proxy by attending the annual meeting and voting in person, although attendance at the annual meeting will not, in and of itself, revoke a valid proxy that was previously delivered. If you hold shares through a bank or brokerage firm, you must contact that bank or brokerage firm to revoke any prior voting instructions. You also may revoke any prior voting instructions by voting in person at the annual meeting if you obtain a legal proxy as described under “Admission to Meeting” above.

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TABLE OF CONTENTS

Proposal 1 — Election of Directors	1

Nominees for Director	1

Members of the Board of Directors Continuing in Office	2

Identification of Executive Officers	7

Security Ownership of Certain Beneficial Owners and Management	14

Certain Relationships and Related Transactions	15

Proposal 2 — Approval of the Amended and Restated Certificate of Formation and Operating Agreement	17

Proposal 3 — Ratification of Appointment of Independent Registered Accounting Firm	19

Section 16(a) Beneficial Ownership Reporting Compliance	22

Shareholders Sharing the Same Address	22

Form 10-K	22

Other Business	22

Shareholder Proposals	23

APPENDIX A— Second Amended and Restated Certificate of Formation and Operating Agreement of Municipal Mortgage Equity, LLC

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I. matters to be considered at the annual meeting

Proposal 1 — Election of Directors

The Board of Directors of Municipal Mortgage & Equity, LLC is divided into three classes with the directors in each class serving for a term of three years. The term of office of one class of directors expires each year in rotation so that one class is elected at each annual meeting for a full three-year term. The Company’s Operating Agreement (provides that the Board of Directors must have between five and 15 members. One director (two if our Board size exceeds 10) may be appointed by the “Dissolution Shareholder,” as that term is defined in our Operating Agreement. The seat reserved for this director is currently vacant. Proposal 2 described below addresses our current proposal to simplify our Operating Agreement by removing the concept of "Dissolution Shareholder" because that concept is no longer needed."

As previously disclosed to our shareholders, we were unable to meet our quarterly reporting requirements with the Securities and Exchange Commission for 2007 through 2010, and prepare annual reports for 2007 through 2009. Because of Securities and Exchange Commission requirements applicable to us with respect to the preparation and distribution of proxies, this meant that we were not able to conduct annual meetings or elect directors from 2006 to 2010. We held a meeting in 2011 and we elected our Class II directors, but because of our missed meetings, and in accordance with our Operating Agreement and Bylaws, our class I and III directors have been serving since their elections in or prior to September 2006, with the exception of Frederick Puddester and Francis X. Gallagher, Jr, who were appointed to the Board of Directors on August 10, 2011 and February 6, 2012, respectively. If the director nominees are not elected at our annual meeting, or if we are unable to achieve a quorum to transact business at our annual meeting (including any adjournment), then our current directors will continue to serve until their successors have been duly elected and qualified at the next annual meeting or their earlier death, resignation or removal.

Information about the company’s directors

The name and principal occupation for the last five years, period of service as a director of the Company and certain other directorships of each director are set forth below.

NOMINEES FOR DIRECTOR

Terms Expiring at the 2012 Annual Meeting

Class III

Charles C. Baum, 70, has been a director of MuniMae since 1996. Mr. Baum has been the President since 2004, and the Chief Financial Officer since 1973, of United Holdings Co., Inc., a company that invests in real estate and securities, and its predecessors. Mr. Baum is also a member of the board of directors of Gabelli Group Capital Partners, an investment advisory firm, and a director of ICTC, an inter-community telephone company and a director of Shapiro, Robinson and Associates, a firm which manages professional athletes.

Mr. Baum’s qualifications to serve as a director include his substantial financial, real estate, and investment expertise.  Through his chairmanship of MuniMae’s Governance Committee and service on MuniMae’s Audit and Compensation Committees, Mr. Baum has effectively utilized his talents to review and assess MuniMae’s compliance activities.

Mr. Baum has recently informed us that he plans to retire from the Board of Directors by the end of September of this year.  As an accommodation to the Company, he has agreed to stand for reelection and intends to serve as a director until we are able to identify a successor.  We will seek to identify a successor to Mr. Baum as soon as possible

Mark K. Joseph, 73, has been Chairman of the Board of MuniMae since 1996.  From our founding in 1996 until January 1, 2005, he also served as our Chief Executive Officer.  He also served as the President of the managing general partner of the SCA Tax-Exempt Fund Limited Partnership, our predecessor, from 1986 through 1996.  Mr. Joseph is also the Founding Chairman of The Shelter Group, a multifamily development firm.  Mr. Joseph is a former director of Provident Bankshares Corporation prior to its acquisition by M & T Bank.

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Mr. Joseph’s qualifications to serve as a director and Chairman include his long-term executive leadership with MuniMae and its predecessor.  Mr. Joseph has extensive experience in tax exempt mortgage revenue bonds and the financing of affordable multifamily housing.  Throughout his career, Mr. Joseph has provided leadership to the boards of several public and private companies. Mr. Joseph’s experience and knowledge of MuniMae has been a valuable asset for the Company and its executives.

The Board of Directors unanimously recommends that you vote FOR the election of these nominees as directors to terms expiring at the 2015 Annual

Meeting.

MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

Directors with Terms Expiring at the 2013 Annual Meeting

Class I

Michael L. Falcone, 50, has been a director of MuniMae since 1999.  Mr. Falcone has been the Chief Executive Officer and President of MuniMae since January 1, 2005.  Prior to his appointment as our Chief Executive Officer, he served as Chief Operating Officer since 1997.  Prior to joining MuniMae, he was a Senior Vice President of Shelter Development Corporation, where he was employed from 1983 to 1996.

Mr. Falcone’s qualifications to serve as a director include his extensive executive experience with MuniMae and his broad familiarity with the multifamily affordable housing finance industry.  As the Chief Executive Officer of MuniMae, Mr. Falcone provides the executive and operational leadership for MuniMae's on-going restructuring activities.

Frederick W. Puddester, 57, was appointed to the Board of Directors and Audit Committee on August 10, 2011. Beginning July 1, 2011, Mr. Puddester is the Vice President for Finance and Administration for Williams College where he is responsible for financial reporting, planning and forecasting as well as debt financing and tax compliance. From 2007 to 2011, prior to joining Williams College, Mr. Puddester served as senior associate dean for finance and administration at the Johns Hopkins University Zanvyl Krieger School of Arts and Sciences. From 2000 to 2007, Mr. Puddester served as the executive director of budget and financial planning for Johns Hopkins University.

From 2000 until he joined the Company’s Board of Directors, Mr. Puddester served on the board of MuniMae TE Bond Subsidiary, LLC, a subsidiary of the Company.

Mr. Puddester’s qualifications to serve as a director include his extensive financial management expertise and his familiarity with the Company through his service on the board of MuniMae TE Bond Subsidiary, LLC.  Mr. Puddester’s affiliation with the Company and his prior work experience uniquely positions him to be a valuable member of the Company’s Board of Directors and Audit Committee.

Francis X. Gallagher, Jr., 52, was appointed to the Board of Directors on February 6, 2012. Mr. Gallagher is a Managing Partner at Charlesmead Advisors LLC, where he leads investment banking efforts to focused subsectors within the telecommunications industry, including wireline and wireless services and internet infrastructure. From 2005 to 2011, Mr. Gallagher was a Managing Director at Stifel Nicolaus Weisel, Incorporated, a leading investment bank, where he managed and led the Telecommunications Industry Banking Group.  From 1997 to 2005, Mr. Gallagher spent eight years in a variety of executive positions with Legg Mason Wood Walker Incorporated, where he was responsible for investment banking coverage of a variety of large and small-capitalization telecommunications companies.

Mr. Gallagher’s qualifications to serve on the Board include his corporate securities knowledge, senior management and investment banking experience, nonprofit board service, his strategic vision for growth and his commitment to corporate social responsibility.

Directors with Terms Expiring at the 2014 Annual Meeting

Class II

Douglas A. McGregor, 70, has been a director of MuniMae since 1999.  In 2002, Mr. McGregor retired as Vice Chairman and Chief Operating Officer of The Rouse Company, formerly a real estate development and management company, a position he held since 1998.  Mr. McGregor had been with The Rouse Company since 1972.  Mr. McGregor has extensive experience in real estate development and management.

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Mr. McGregor’s qualifications to serve as a director include his extensive experience in leading real estate development and management activities for one of the largest real estate developers in the U.S.  As chairman of MuniMae’s Compensation Committee, Mr. McGregor led the effort to review and assess the operations and metrics used to evaluate key executives at MuniMae.

Fred N. Pratt, Jr., 67, has been a director of MuniMae since 2003.  From November 2006 until August 2009 Mr. Pratt was the President of Benchmark Assisted Living, a private company that operates senior living facilities.  From 2003 to November 2006, Mr. Pratt provided real estate investing and consulting advice.  Prior to that, Mr. Pratt co-founded the Boston Financial Group, a leading real estate investment manager, operator, and service provider that managed billions in real estate investments, which was acquired by Lend Lease Corporation Limited, a leading international retail and residential property group, in 1999.  Mr. Pratt served Lend Lease in several capacities including as Chief Executive Officer of Lend Lease Real Estate Investments (U.S.) from 2001 through 2003.

  Mr. Pratt was first selected as a director in 2003 based on his significant executive experience with real estate investment companies.  As Chairman of MuniMae’s Audit Committee, Mr. Pratt has worked closely with MuniMae’s finance and audit executives and independent auditors to regain its filing status as a timely filer and ensure that MuniMae maintains high standards of accountability.

BOARD OF DIRECTORS MATTERS

Board Composition

Our Board of Directors currently consists of seven members, each of whom was elected by the Company’s shareholders with the exception of Frederick Puddester and Francis Gallagher, Jr, who were appointed to the Board of Directors on August 10, 2011 and February 6, 2012, respectively.

Corporate Governance Guidelines

We have Corporate Governance Guidelines (“Guidelines”), which are available on our website at www.munimae.com under “About MuniMae – Governance,” then “Corporate Governance Guidelines.”  These Guidelines contain general principles regarding the function of our Board and Board committees.  The Guidelines are reviewed on an annual basis by the Governance Committee of the Board, which submits to the Board for approval any changes deemed desirable or necessary.

Independence of Directors

Our Guidelines require that a majority of the Board of Directors be comprised of independent directors.  When those Guidelines were adopted, our shares were listed on the New York Stock Exchange (the “NYSE”).  Although our shares are no longer listed on the NYSE, the NYSE’s director independence Listing Standards for director independence are incorporated in our Guidelines, which are used by the Board in making independence determinations.  For a director to be considered independent under the Listing Standards of the NYSE, the Board must affirmatively determine that the director has no direct or indirect material relationship with MuniMae.  The Board has determined that the following directors are independent: Charles C. Baum, Francis X. Gallagher, Jr., Douglas A. McGregor, Fred N. Pratt, Jr., and Frederick W. Puddester.

Qualification for Board Membership

The Board has the responsibility for nominating candidates for election to the Board and for filling vacancies on the Board as they arise, while the Governance Committee is responsible for identifying and recommending qualified individuals to serve as members of the Board. The Guidelines and the Governance Committee’s charter require the Board and the committee to establish criteria for selecting new directors, which reflects at a minimum a candidate’s strength of character, judgment, business experience, specific areas of expertise, factors relating to the composition of the Board, including its size and structure, and principles of diversity, including age, skills, knowledge and other factors needed to maintain a balance of knowledge, experience and capability on the Board. Further, no MuniMae independent director may serve on the boards of more than four other publicly traded companies while serving on our Board and no Chief Executive Officer who is also a director may serve on the boards of more than two other publicly traded companies.  Currently, all directors are in compliance with these requirements and expectations.

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Shareholder Recommendations of Potential Director Candidates

The Governance Committee will consider director candidates recommended by shareholders. The Governance Committee applies the same standards in evaluating candidates submitted by shareholders as it does in evaluating candidates submitted by other sources.  Shareholders who wish to submit names to be considered by the Governance Committee for nomination for election to the Board of Directors should send written notice to the Secretary of the Company at least 60 days but no more than 90 days prior to the anniversary of the date on which the proxy statement was first mailed relating to the immediately preceding annual meeting of shareholders, which notice should set forth the required information that is specified in our bylaws. Suggestions regarding potential director candidates, together with the supporting information concerning the potential candidate’s qualifications, should be submitted in writing to:

Governance Committee

Municipal Mortgage & Equity, LLC

c/o Corporate Secretary

621 East Pratt Street, Suite 600

Baltimore, Maryland 21202

Code of Ethics and Principles of Business Integrity

We have a Code of Ethics and Principles of Business Integrity that is applicable to all of our employees and directors, including our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. The Code of Ethics and Principles of Business Integrity is available on our website, www.munimae.com, and in print without charge, upon the request of any shareholder, by mail to our Corporate Secretary, Municipal Mortgage & Equity, LLC, at our Baltimore offices.

Executive Session

Pursuant to our Guidelines, the independent directors of the Board meet in regularly scheduled sessions without the presence of management.  The chair of these executive sessions is Mr. Pratt.

Communications with the Board of Directors

Shareholders and other interested parties may communicate with one or more members of our Board by writing to the Board, or a specific director at:

Board of Directors (or specific director)

Municipal Mortgage & Equity, LLC

c/o Corporate Secretary

621 East Pratt Street, Suite 600

Baltimore, Maryland 21202

Available Information

Our website address is www.munimae.com.  We make available free of charge through our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after such documents are electronically filed with, or furnished to, the Securities and Exchange Commission (“SEC”).  Our website also includes our Guidelines, Code of Ethics and the charters of our Audit Committee, Compensation Committee and Governance Committee.  These documents are also available in print to any shareholder upon request.

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Board Committees

The Board of Directors has appointed the following Board Committees:

Audit Committee.  The Audit Committee assists the Board of Directors in fulfilling its oversight responsibility relating to:

•	The integrity of our financial statements, the financial reporting process, and internal controls over financial reporting;

•	The performance of our internal audit function;

•	The appointment, engagement and performance of our independent registered public accounting firm and the evaluation of the independent registered public accounting firm’s qualifications and independence; and

•	Compliance with our Code of Ethics and Principles of Business Integrity, and legal and regulatory requirements, including our disclosure controls and procedures.

In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the Audit Committee, the independent registered public accounting firm, the internal auditors and our management and to resolve any disagreements between management and the independent registered public accounting firm regarding financial reporting.  The Audit Committee also performs other duties and responsibilities set forth in a written Charter approved by the Board of Directors.  The Charter of the Audit Committee is available on the Company’s website at www.munimae.com under “About MuniMae – Governance,” then “Audit Committee.”  The Audit Committee held six meetings in 2011.

During 2011, membership on the Committee consisted of Mr. Pratt, who served as Chairman, Mr. Baum, Mr. Mehlman until his resignation and Mr. Puddester, who was appointed on August 11, 2011.

The Board and the Governance Committee have determined that all members of the Committee satisfy the independence requirements of the NYSE’s Listing Standards (even though the Company is not subject to those standards at this time) and our Guidelines.  No member of the Audit Committee is permitted to serve on the Audit Committee of more than three public companies, including our Company.  Currently, no member of the Audit Committee serves on the audit committee of any other public company.

The Board has determined that Charles C. Baum qualifies as an “audit committee financial expert” under SEC rules. In accordance with the SEC's safe harbor relating to audit committee financial experts, a person designated as an audit committee financial expert will not be deemed an “expert'” for purposes of the federal securities laws. In addition, such designation does not impose on such person any duties, obligations or liabilities that are greater than those imposed on such person as a member of the Audit Committee and Board of Directors in the absence of such designation, and does not affect the duties, obligations or liabilities of any other member of the Audit Committee or Board of Directors.

Compensation Committee.  The Compensation Committee of the Board has the following principal duties and responsibilities:

•	Review our executive compensation policy and programs to ensure that they (1) effectively motivate the CEO and other executive officers and key employees to achieve our financial goals and strategic objectives; (2) properly align the interests of these employees with the long-term interests of our shareholders; and (3) are sufficiently competitive to attract and retain the executive resources necessary for the successful management of our businesses;

•	Review trends in management compensation, oversee the development of new compensation plans (including performance-based, equity-based and other incentive programs as well as salary, bonus and deferred compensation arrangements) and, when appropriate, make recommendations to the Board regarding new plans and revisions to existing plans;

•	Annually review and approve corporate goals and objectives relevant to the compensation of our Chief Executive Officer and other executive officers and key employees, evaluate the performance of such individuals and approve the compensation for such individuals;

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•	Annually evaluate the compensation of the members of the Board; and

•	Review our management succession plan for the Chief Executive Officer and other executive officers and key employees.

These duties and responsibilities are set forth in a written Charter of the Compensation Committee which has been approved by the Board of Directors and is available on our website at www.munimae.com under “About MuniMae – Governance,” then “Compensation Committee.”

Pursuant to the Charter, the Compensation Committee has the authority to delegate certain of its responsibilities to a subcommittee.  The Compensation Committee has the authority to administer our equity plans for the Chief Executive Officer and other executive officers.  The Compensation Committee is responsible for all determinations with respect to participation, the form, amount and timing of any awards to be granted to any such participants, and the payment of any such awards.  Senior management has the authority to administer our equity plans for all other participants.

Our Chief Executive Officer provides recommendations to the Compensation Committee with respect to the wage level, base salary amounts, performance targets for annual incentive and long-term incentive bonus programs and any adjustments to the cash value for equity grants for each named executive officer other than himself.  These compensation recommendations are based on the Chief Executive Officer’s subjective review of each officer’s overall performance and contribution to MuniMae during the prior year.  While the Compensation Committee considers the recommendations of the Chief Executive Officer with respect to these elements of compensation, the Compensation Committee independently evaluates the recommendations and makes all final compensation decisions for those officers.  The Chief Executive Officer does not make any recommendations as to his own compensation and such decisions are made solely by the Compensation Committee.  Other than our Chief Executive Officer, no other executive officer of MuniMae had any role in determining or recommending the amount or form of executive officer or director compensation during 2011.

During 2011, membership on the Compensation Committee consisted of Mr. McGregor, who served as Chairman, and Mr. Baum, Mr. Puddester, who was appointed on August 11, 2011 and Mr. Mehlman, until his resignation. All members of the Compensation Committee qualify as independent directors under our Guidelines and the NYSE’s Listing Standards.  The Compensation Committee held four meetings during 2011.

Governance Committee.  The Governance Committee assists the Board by:

•	Developing and implementing corporate governance guidelines;

•	Identifying and recommending qualified individuals to serve as members of the Board;

•	Evaluating and recommending the size and composition of the Board and its Committees (including making determinations concerning composition of the Board and its Committees under the applicable requirements of the SEC); and

•	Monitoring a process to assess the effectiveness of the Board and its Committees.

The Governance Committee is also responsible for performing other duties and responsibilities set forth in a written Charter approved by the Board of Directors.  The Charter of the Governance Committee is available on our website at www.munimae.com under “About MuniMae – Governance,” then “Governance Committee.”  During 2011, membership on the Committee consisted of Mr. Baum, who served as Chairman, and Messrs. Pratt and McGregor. The Committee held four meetings during 2011.  All members of the Committee qualify as independent directors under our Guidelines and the NYSE Listing Standards.

Director Attendance at Meetings

During fiscal year 2011, there were four standard quarterly meetings of the Board.  Also, the Board held four additional meetings which were conducted as executive sessions.  Each Director attended at least 75% of the total number of meetings of the Board and each of the Board Committees on which he served.

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Identification of Executive Officers

Listed below are the executive officers of the Company as of April 13, 2012.

Michael L. Falcone, 50, has been a director of MuniMae since 1999.  Mr. Falcone has been the Chief Executive Officer and President of MuniMae since January 1, 2005.  Prior to his appointment as our Chief Executive Officer, he served as Chief Operating Officer since 1997.  Prior to joining MuniMae, he was a Senior Vice President of Shelter Development Corporation, where he was employed from 1983 to 1996. Mr. Falcone is a graduate of Dartmouth College and the Harvard Business School.

Lisa M. Roberts, 45, was appointed Chief Financial Officer and Executive Vice President of MuniMae on August 23, 2011. Prior to her appointment as our Chief Financial Officer, she served as our Corporate Controller and Senior Vice President since joining MuniMae in November 2007. Prior to joining MuniMae, Ms. Roberts was a Managing Director within the Financial Services practice of Navigant Consulting, Inc., a global consulting firm providing operational, dispute, investigative, risk management and financial advisory solutions to the market. She joined Navigant Consulting, Inc. in 2006. Previous to this, she was Vice President and head of Corporate Accounting for Freddie Mac. She joined Freddie Mac in 1994. Prior to joining Freddie Mac, Ms. Roberts was an auditor for Arthur Andersen LLP practicing within their Financial Services division. She joined Arthur Anderson in 1990. Ms. Roberts is a graduate of Virginia Tech with a B.A. in Economics and a Masters in Accounting.

Earl W.  Cole, III, 58, is an Executive Vice President of MuniMae responsible for Credit and Portfolio Management since 2004.  In addition, Mr. Cole is the Company’s Chief Credit Officer and Head of Credit Strategy.  Prior to assuming his current roles, Mr. Cole oversaw the loan servicing and construction management of MuniMae’s real estate Portfolio Management and Asset Management functions. Mr. Cole joined our predecessor, the SCA Tax-Exempt Fund Limited Partnership, in 1989 and has served in various leadership positions with MuniMae since 1996. Prior to joining SCA Tax-Exempt Fund Limited Partnership, Mr. Cole worked for the United States Department of Housing and Urban Development for 13 years, where he was engaged in a number of activities, including loan origination and servicing and community planning and development. Mr. Cole is a graduate of the University of Maryland with a B.A. in Economics.

Gary A.  Mentesana, 47, is an Executive Vice President and Treasurer of MuniMae and has been responsible for Corporate Capital since February 2008.  He has been an Executive Vice President of MuniMae since 2003 and has been in various leadership positions since joining MuniMae in 1996.   Mr. Mentesana joined MuniMae in 1996 when we succeeded the SCA Tax-Exempt Fund Limited Partnership, whom he had been with since 1988.  Before SCA Tax-Exempt Fund Limited Partnership, Mr. Mentesana was an active Certified Public Accountant and worked for Coopers and Lybrand. Mr. Mentesana graduated from the University of Rhode Island.

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executive compensation

Summary Compensation Table

The following table provides information regarding the compensation earned during the years ended December 31, 2010 and 2011 by our principal executive officer and two other most highly compensated executive officers who were serving as executive officers on December 31, 2011, and who we collectively refer to as our “Named Executive Officers.”

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(2)		Option Awards ($)		Non-Equity Incentive Plan Comp ($)		All Other Comp ($)		Total ($)

Michael L. Falcone	2011	504,615	-		-		-		-		2,500	(6)	507,115
CEO and President	2010	501,100	-		-		115,000	(5)	-		2,500	(6)	618,600

Gary A. Mentesana	2011	368,461	-		67	(3)	-		7,425	(3)	2,500	(6)	378,453
Executive Vice President	2010	365,946	-		110	(3)	80,050	(5)	7,425	(3)	2,500	(6)	470,481

Lisa M. Roberts CFO and	2011	367,933	-		-		-		-		2,500	(6)	370,433
Executive Vice President (appointed 8/23/11)	2010	358,050	228,000	(1)	520	(4)	-		66,667	(4)	16,385	(7)	669,622

(1)	This amount represents Ms. Roberts’ cash awards earned under her 2007 employment agreement. Under this agreement, Ms. Roberts was eligible to receive incentive compensation based on the Company’s progress towards becoming current with its financial reporting.

(2)	Amounts reflect the aggregate grant date fair value of deferred shares. Amounts include the dollar amount recognized under GAAP for financial statement reporting purposes. Amounts also reflect expenses related to grants of deferred shares pursuant to our Employee Share Incentive Plans. For a discussion of the assumptions used in the valuation of the awards included in the “Stock Awards” column, see Note 14 to our 2011 audited financial statements.

(3)	Amounts shown are paid pursuant to a 2007 Deferred Compensation Agreement with Mr. Mentesana. The cash component is included under Non-Equity Incentive Plan Compensation and the deferred share component is included under Stock Awards. One-fifth or 609 shares of Mr. Mentesana’s 2007 Deferred Compensation Award vested on each of February 1, 2011 and February 1, 2010. The dollar value presented for each year represents the number of vesting shares times the closing price of our common shares on the vesting date ($0.11 in 2011 and $0.18 in 2010). One-fifth of the cash portion ($7,425) of Mr. Mentesana’s 2007 Deferred Compensation Award vested on each of February 1, 2011 and February 1, 2010.

(4)	Amounts shown are paid pursuant to a 2007 Deferred Compensation Agreement with Ms. Roberts. The cash component is included under Non-Equity Incentive Plan Compensation and the deferred share component is included under Stock Awards. One-third or 3,058 shares of Ms. Roberts’ 2007 Deferred Compensation Award vested on February 28, 2010. The dollar value presented represents the number of vesting shares times the closing price of our common shares on the vesting date ($0.17). One-third of the cash portion ($66,667) of Ms. Roberts’ 2007 Deferred Compensation Award vested on February 1, 2010.

(5)	Options shown are pursuant to a 2010 Non Qualified Stock Option Agreement with each of Mr. Falcone and Mr. Mentesana. Mr. Falcone’s option award vests and becomes exercisable ratably over a three-year period beginning on May 10, 2010 and on the two succeeding anniversaries of that date. Mr. Mentesana’s option award vests and becomes exercisable ratably over a three-year period beginning on January 7, 2010 and on the two succeeding anniversaries of that date.

(6)	The $2,500 amounts shown are our 401(k) plan company match with respect to each individual.

(7)	This amount includes $2,500 for our 401(k) plan company match as well as reimbursements for temporary housing.

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Outstanding Equity Awards at Fiscal Year End

The following table shows all outstanding equity awards held by the Named Executive Officers at December 31, 2011, including stock option awards and unvested deferred shares.

	Option Awards					Stock Awards
Name(3)	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price	Option Expiration Date and Vesting Date, As Applicable	Number of Shares That Have Not Vested	Market Value of Shares That Have Not Vested
Michael L. Falcone	201,863	-		$26.50	04/07/16	-	-
	333,333	166,667	(1)	0.23	05/05/20	-	-

Gary A. Mentesana	62,112	-		26.50	04/07/16	-	-
	233,334	116,666	(2)	0.27	01/07/20	-	-

(1)     The remaining unvested stock options will vest on May 5, 2012.

(2)     The remaining unvested stock options vested on January 7, 2012.

(3)     As of December 31, 2011, Lisa M. Roberts had no outstanding option or stock awards.

Pension Benefits

We do not maintain any tax qualified benefit plans, supplemental executive retirement plans or similar plans for which information is required to be reported in a pension benefit table.

Employment Agreements and Other Agreements

Michael Falcone

In March 2010, we entered into a new employment agreement with Mr. Falcone pursuant to which Mr. Falcone continued to be employed as Chief Executive Officer. The employment agreement has a term ending on December 31, 2012 and provides for an annual base compensation of $500,000. The employment agreement contains the following terms and conditions:

•	We may terminate the agreement for cause, which includes Mr. Falcone’s gross negligence, intentional misconduct, or conviction of a serious crime, breach of certain non-competition restrictions or breach of the duty of loyalty. “Cause” also includes certain violations of the law and certain failures by Mr. Falcone to perform services reasonably requested of him. If we terminate the agreement for cause or Mr. Falcone terminates the agreement for other than good reason (as defined in the employment agreement), he will receive his base salary up through the date of termination but no portion of any incentive compensation for the fiscal year.

•	Upon termination of the agreement by (i) us without cause, (ii) Mr. Falcone for good reason or (iii) disability, Mr. Falcone is entitled to receive benefits through the date of termination, a cash severance of $1,000,000 to be paid in four equal quarterly payments beginning on the first day of the first calendar month following the termination date, and any outstanding deferred cash and equity awards will become fully vested.

•	Mr. Falcone may terminate the agreement at any time after July 1, 2011, by providing thirty (30) days written notice. In such event, Mr. Falcone is entitled to receive $500,000 (in early termination compensation). In the event of termination under such provision, Mr. Falcone will not be entitled to any unvested outstanding restricted or deferred share awards, share options or other type of award.

•	The agreement provides for a death benefit equal to $1,000,000 in the event of Mr. Falcone's death.

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•	For a 12-month period following termination of his employment, Mr. Falcone may not compete with the Company, may not divulge confidential Company information, and may not solicit Company employees or customers.

•	The agreement requires us to indemnify Mr. Falcone from any and all liability for acts or omissions performed in the course of his employment.

In May 2010, in connection with his new employment agreement, we entered into a Stock Option Agreement with Mr. Falcone which granted Mr. Falcone an option award to purchase 500,000 common shares at an exercise price of $0.23 per share. The option award vests and becomes exercisable ratably over a three-year period beginning on May 10, 2010 and on the two succeeding anniversaries of that date. The options expire on May 10, 2020.

Other Executive Officers

Gary Mentesana

In January 2010, we entered into a new employment agreement with Mr. Mentesana pursuant to which Mr. Mentesana continues to be employed as Executive Vice President. The employment agreement has a term ending on December 31, 2012 and provides for an annual base compensation of $365,000. The agreement provides for incentive compensation payable in cash, shares, options or otherwise as determined by the Compensation Committee based on individual and Company performance.

In connection with the execution of his employment agreement, Mr. Mentesana was granted an option award to purchase 350,000 common shares at an exercise price of $0.27 per share. The option award vests and becomes exercisable ratably over a three-year period beginning on January 7, 2010 and on the two succeeding anniversaries of that date. The options expire on January 7, 2020.

The employment agreement also contains the following terms and conditions:

•	We may terminate the agreement for cause, which includes Mr. Mentesana’s gross negligence, intentional misconduct, or conviction of a serious crime, breach of certain non-competition restrictions or breach of the duty of loyalty. “Cause” also includes certain violations of the law and certain failures by Mr. Mentesana to perform services reasonably requested of him. If we terminate the agreement for cause or Mr. Mentesana terminates the agreement for other than good reason (as defined in the Agreement), he will receive his base salary up through the date of termination but no portion of any incentive compensation for the fiscal year.

•	Upon termination of the agreement by (i) us without cause, (ii) Mr. Mentesana for good reason or (iii) disability, Mr. Mentesana is entitled to receive benefits through the date of termination, a cash severance of $500,000 to be paid in four equal quarterly payments beginning on the first day of the first calendar month following the termination date, and any outstanding deferred cash and equity awards will become fully vested.

•	The agreement provides for a death benefit equal to $500,000 in the event of Mr. Mentesana's death.

•	For a 12-month period following termination of his employment, Mr. Mentesana has agreed not to compete with the Company, not to divulge confidential Company information, and not to solicit Company employees or customers.

•	The agreement requires us to indemnify Mr. Mentesana from any and all liability for acts or omissions performed in the course of his employment.

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Lisa M. Roberts

On January 18, 2012, we entered into an employment agreement with Lisa M. Roberts effective as of October 1, 2011 pursuant to which Ms. Roberts continues to be employed as Chief Financial Officer. The employment agreement has a term ending on April 1, 2014 and provides for an annual base compensation of $400,000 as of October 1, 2011; $425,000 as of January 1, 2012; and $450,000 as of January 1, 2013. The agreement provides for incentive compensation payable in cash as determined by the Compensation Committee based on the recommendation of the CEO that Employee has met specific goals and objectives for each calendar year 2011, 2012 and 2013, which goals shall include but not be limited to timely filing of the company’s Form 10-K. The Summary Compensation Table above includes the final vesting of a deferred compensation award granted to Ms. Roberts in 2007.

The employment agreement also contains the following terms and conditions:

•	We may terminate the agreement for cause, which includes Ms. Roberts’ gross negligence, intentional misconduct, conviction of a serious crime, breach of certain non-competition restrictions or breach of the duty of loyalty. "Cause" also includes certain violations of the law and certain failures by Ms. Roberts to perform services reasonably requested of her. If we terminate the agreement for cause or Ms. Roberts terminates the agreement for other than good reason (as defined in the Agreement), she will receive her base salary up through the date of termination but no portion of any incentive compensation for the fiscal year.

•	Upon termination of the agreement by (i) us without cause, (ii) Ms. Roberts for good reason or (iii) disability, Ms. Roberts is entitled to receive benefits through the date of termination, a cash severance up to $650,000 to be paid in four equal quarterly payments beginning on the first day of the first calendar month following the termination date, and any outstanding deferred cash and equity awards will become fully vested.

•	The agreement provides for a death benefit equal to $400,000 in the event of Ms. Roberts' death.

•	For a 12-month period following termination of her employment, Ms. Roberts has agreed not to compete with the company, not to divulge confidential company information, or solicit company employees or customers.

•	The agreement requires us to indemnify Ms. Roberts from any and all liability for acts or omissions performed in the course of her employment.

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Compensation of Directors

The following table sets forth the compensation earned by the non-employee members of the Board of Directors for services rendered during the year ended December 31, 2011:

Name	Year	Fees Earned (2)	Stock Awards(3)	Change in value of nonqualified deferred compensation earnings (4)	Ending value of deferred shares
Mark K. Joseph(1)	2011	$-	-	$-	$-
Charles C. Baum	2011	50,000	40,000	82,815	97,289
Douglas A. McGregor	2011	50,000	40,000	5,985	20,349
Fred N. Pratt, J	2011	50,000	40,000	86,026	108,207
Frederick W. Puddester	2011	25,000	-	12,756	12,756
Appointed 8/10/2011

(1)	Pursuant to the terms of an employment agreement executed July 1, 2003 when he was Chief Executive Officer, which expired December 31, 2011, Mr. Joseph did not receive fees for his service as a director through December 31, 2011.
(2)	Pursuant to the Non-Employee Directors’ Share Plans, fees earned in 2011 were capped at $50,000, one-half of which is to be paid in cash, and one-half of which is to be paid in deferred or restricted shares. Share portions were paid as follows: Mr. McGregor elected to receive restricted shares delivered at the end of each quarter; Mr. Baum and Mr. Pratt elected deferred shares.
(3)	Amounts shown were paid pursuant to the 2004 Non- Employee Director’s Share Plan for the director’s annual equity awards for the years 2007 and 2008. This amount was converted into shares using the closing price of the Company’s common stock on the date of the annual shareholders meeting on November 9, 2011. For this award Mr. Baum and Mr. Pratt received deferred shares and Mr. McGregor received restricted shares.
(4)	Amounts represent solely the determined aggregate change in the director’s accumulated benefit under our deferred compensation program from December 31, 2010 to December 31, 2011.

The following chart sets forth the number of options held by each director as of December 31, 2011:

Name	Exercisable Options(1)
Charles C. Baum	10,000
Michael L. Falcone	539,196
Mark K. Joseph	-
Douglas A. McGregor	10,000
Fred N. Pratt, J	7,000
Frederick W. Puddester	-

(1)	The weighted average exercise price per share for options was $8.41 for the year ended December 31, 2011.

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Narrative to the Director Compensation Table

Directors who are employees of MuniMae do not receive additional fees for their service as a director; therefore Mr. Falcone does not receive any fees for his service as a director.  In addition, pursuant to an employment agreement dated July 1, 2003, Mr. Joseph did not receive fees for his service as a director through December 31, 2011. In January 2009, due to the continuing general business climate and our on-going liquidity and other operational issues, the Board voted to reduce its fees and cap total annual compensation at $50,000 per year.

Pursuant to the 2004 Non-Employee Directors’ Share Plan (the “2004 Plan”), each non-employee director earned an annual equity award of restricted shares valued at $20,000 (payable in a number of shares based on the closing price of our common shares on the date of the annual meeting).  The shares subject to this annual award vest in full on the earlier of the first anniversary of the date of the award or the date of our next Annual Shareholders Meeting, subject to the continued service of the director on the Board. Since no annual shareholders meeting were held since 2006, the 2007, 2008 and 2009 annual equity awards were vested but not paid until the 2011 annual meeting of shareholders, which was held on November 9, 2011. However, no award was paid for 2009 because all eligible directors had already received the maximum fees for that year. All restricted shares awarded become fully vested in the event of disability or death of the director, or a change in control of MuniMae.  This annual equity award was discontinued under the 2010 Non-Employee Directors’ Compensation Plan (the “2010 Plan”).

In November 2010, the Board approved the 2010 Plan which provided for total annual compensation of $50,000, one-half of which is to be paid in cash, and one-half of which is to be paid in deferred shares.

Pursuant to the 2004, 2009 and 2010 Plans, directors may elect to defer anywhere from 1% to 100% of their cash fees.  Under the 2004 Plan, and continuing with the 2010 Plan, prior to the award of restricted shares, directors may elect to defer the receipt of the underlying common shares upon vesting.  If the director so elects, the director will receive dividends on the shares (to the extent declared by the Board for all common shares) until the deferral period expires. Director participants may elect the deferred amounts plus earnings to be distributed either upon retirement from the Board or on an interim distribution date.  If a distribution date is not specified in the election, shares will be settled 30 days after the participant’s separation from service on the Board.  Distributions are either in a lump sum, or based on the director’s distribution election made at the time of the deferral, in two-to-10 year installments.  Once a distribution election is made, the election is irrevocable.  A distribution election may be changed for future years by filing a new election prior to the first day of the subsequent calendar year.  Notwithstanding the foregoing, a participant may receive any amounts deferred by the participant in the event of an “Unforeseeable Emergency” as defined by the 2004, 2009 and 2010 Plans.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Ownership of Common Shares by Directors and Officers

The following table contains information about the number of our common shares that were beneficially owned on March 31, 2012, by each of our directors, our Named Executive Officers as defined in our Summary Compensation Table above, and our directors and Named Executive Officers as a group.

Name(1)	Amount and Nature of Beneficial Ownership		Percent of Class(5)
Directors:
Mark K. Joseph	1,043,889	(2)	2.56%
Michael L. Falcone	914,506	(3)	2.24%
Charles C. Baum	622,537	(4)	1.53%
Douglas A. McGregor	792,211	(4)	1.94%
Fred N. Pratt, Jr.	757,872	(4)	1.86%
Frederick W. Puddester (Appointed 8/10/11)	89,400	(4)	*
Francis X. Gallagher, Jr (Appointed 2/6/12) (6)	14,362	(4)	*
Non-Director Executive Officers:
Lisa M. Roberts (Appointed 8/23/11)	9,174		*
Earl W. Cole, III	219,745		*
Gary A. Mentesana	773,530		1.90%
All Directors and Executive Officers:	5,237,226		12.85%

*	Represents less than 1.0% of the total number of common shares outstanding.

(1)	An address for each person listed in the table below is c/o Municipal Mortgage & Equity, LLC, Pier IV Building, 621 E. Pratt Street, Suite 600, Baltimore, MD 21202
(2)	Amount includes 893,551 shares of Common Stock held indirectly by Mr. Joseph as follows: Joseph Family Holdings- 88,995; ;MME I Corporation - 3,483; ; MME II Corporation – 4; SCA Custodial Co. Inc. - 5,084; SDC Associates Limited Partnership - 50,786; The Shelter Policy Institute I, Inc. – 125,200; and Canadian Investment Corporation- 319,999. Mr. Joseph disclaims beneficial ownership of such shares.
(3)	Amount includes 12,604 shares of Common Stock held indirectly by Mr. Falcone as follows: SDC Associates Limited Partnership – 12,026 and The GiveCorps Foundation, f/k/a The Michael and Beth Falcone Foundation - 578. Mr. Falcone disclaims beneficial ownership of such shares.
(4)	Amount includes deferred shares in lieu of fees for director services. As of March 31, 2012, the amount of deferred shares held by each director was: Baum 586,647, McGregor 134,060, Pratt 650,872, Puddester 89,400, and Gallagher 14,362.
(5)	Percent of class is based upon total amount of outstanding options and shares which could have been acquired as of March 30, 2012 pursuant to the exercise of stock options and/or the vesting of deferred/restricted shares.
(6)	Mr. Gallagher has been prohibited from buying shares since his appointment because of a regulatory blackout period related to the 10-K filing.

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Equity Compensation Plan Information

The following table contains information regarding common shares authorized for issuance under our equity compensation plans as of March 31, 2012.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan category(1)(2)	(a)	(b)	(c)
Non-employee director’s share plans (“DSP”)	27,000	$24.69	762,794
Employee share incentive plans (“ESP”)	1,350,000	$4.99	475,672
Total

(1)	The Plans approved by security holders: 1996 DSP, 1998 DSP, 2001 DSP, 2004 DSP, 1996 ESP, 1998 ESP, 2001 ESP, and 2004, ESP.

(2)	The Plans NOT approved by security holders: 2009 DSP, 2010 DSP and 2010 ESP.

Other Stock Ownership

No person known to us owns beneficially more than 5% of our common shares based on our review of filings with the SEC.

Related Party and Affiliate Transactions

Set forth below is information describing certain relationships and transactions that we have with certain of our directors, nominees for director and executive officers. In addition to the matters discussed in detail below, we may have other relationships or engage in other transactions with such persons that are not material and have not been described. All of such relationships and transactions are approved pursuant to the procedures described below under “Approval of Transactions with Related Persons.”

Transactions and Relationships with Entities Controlled by Mark Joseph

The Shelter Group

Mark Joseph, the Chairman of our Board of Directors, through family holding companies, has a minority interest in The Shelter Group, LLC (“The Shelter Group”) and its affiliates at December 31, 2011. The Shelter Group acts as a developer of, and provides property management services relating primarily to multifamily residential real estate properties. The Shelter Group provided management services during the year ended 2011 for two properties that served as collateral for tax-exempt bonds we owned. The Shelter Group had no ownership interest in these properties. The properties paid The Shelter Group fees totaling approximately $436,269 for property management services with respect to these properties for the year ended December 31, 2011.

The real estate that secures one of our tax-exempt bonds is owned and managed by The Shelter Group entity. At December 31, 2011, and 2010, this bond was carried on our books at $8.9 million or less than 1% of the Company’s total bond portfolio.

Bond Portfolio

Beginning in 1989 several bonds owned by our predecessor went into default, but our predecessor could not acquire the properties without causing income on the bonds to be taxable to our predecessor and therefore to our shareholders. As a result, our predecessor caused the properties to be transferred to partnerships owned or controlled by Mr. Joseph and other of our predecessor’s officers and those partnerships became the borrowers with regard to the bonds. Over time, the limited partnership interests in each of the partnerships were consolidated into a single umbrella entity (the “Umbrella”) controlled by Mr. Joseph and in which he and affiliated entities held the majority interest. In 2010, Mr. Joseph’s affiliated entities were redeemed out of the Umbrella for $1 and he no longer owns directly or indirectly any economic or other interest in the Umbrella. In 2011, Mr. Joseph’s affiliated entities transferred for no consideration (1) the ownership of the non-member manager of the Umbrella and (2) his 56% controlling ownership interest in the parent company of the general partner of all the Umbrella partnerships to The MuniMae Foundation, Inc., a tax exempt organization under Section 501(c)(3) of the Internal Revenue Code. As a result of these transfers, at December 31, 2011, Mr. Joseph no longer has any control over, or ownership interest in, the Umbrella partnerships or the related properties.

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Special Shareholder and Dissolution Shareholder Relationships

 Under the federal tax laws in effect when we were formed in 1996, in order for us to be treated as a publicly traded partnership for federal tax purposes,, it was necessary for us to meet certain requirements, including a requirement that at least some of our equity holders have unlimited liability and that there be circumstances under which our existence might terminate. In order to fulfill those requirements, Shelter Development Holdings, Inc. agreed to be what is known as the “Special Shareholder”, which, for so long as it (or a successor) holds any of our shares, would have personal liability to our creditors to the extent our assets are not sufficient to satisfy their claims. In addition, our Operating Agreement provides that if Shelter Development Holdings or a successor ceases to be what is known as the “Dissolution Shareholder” of the Company, we will be dissolved unless holders of more than 50% of our shares vote within 180 days to continue our existence.  Our Operating Agreement also gives Shelter Development Holdings or its successor as Dissolution Shareholder the right to designate a representative to serve as a member of our Board of Directors, or if there are more than 10 directors, to designate two directors.  In addition, the Company has an obligation to pay $1,000,000 to the Special Shareholder upon resignation under certain circumstances. The tax laws have subsequently been changed to permit an entity like us to elect to be taxed as a partnership even if it does not have the attributes described above, but our Operating Agreement has not been changed.  Mark Joseph, through family companies, owns Shelter Development Holdings. Proposal 2 described below addresses our current proposal to simplify our Operating Agreement to remove these concepts which are no longer needed.

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Not-for-Profit Entities controlled by our executive officers

MuniMae Foundation, Inc.

MuniMae Foundation, Inc. (the “Foundation”) is a 501(c)(3) corporation that is devoted to the ownership and operation of affordable housing for all citizens. Until late in 2007, all its officers and directors were persons who were our officers. Since that time the Foundation has had one independent director at all times.

We donate administrative support, asset management and financial services to the Foundation. In addition to owning affordable housing properties, the Foundation makes grants to other 501(c)(3) organizations. We did not make any charitable contributions to the Foundation during the year ended December 31, 2011. At December 31, 2011, the Foundation owned 100% of Umbrella, which in turn owns a 99% limited partnership interest in seven limited partnerships that own seven properties financed by tax-exempt bonds held by us and a 56% controlling interest in the parent company of the 1% general partner of each of those partnerships. As of the date of this proxy, a majority of the directors of the Foundation are not officers or employees of the Company.

MuniMae Affordable Housing, Inc.

MuniMae Affordable Housing, Inc. (“MMAH”) is a not-for-profit entity organized to promote affordable housing. All of its officers and directors are non-executive officer employees of the Company. It was formed to acquire interests in partnerships that owned affordable housing properties which secured indebtedness that had gone into default. At December 31, 2011, MMAH owned the general partner interest in one partnership owning property financed by the Company. MMAH is not a Section 501(c)(3) organization.

At December 31, 2011, MMAH also holds 21% interests in the general partners of two of our renewable energy funds. In addition, MMAH is the administrative member holding a 0.01% to 0.04% interest in 10 LIHTC Funds as of December 31, 2011.

Our employees, who serve as officers or directors of the Foundation or MMAH, do not receive any remuneration for serving in those capacities and neither we nor they have any ownership interests in either of those entities.

Approval of Transactions with Related Persons

It is the policy of our Board of Directors that all transactions involving us or any of our subsidiaries, on the one hand, and any of our directors or officers, or entities in which any of them has a material financial interest, on the other, including all transactions between us and The Shelter Group, must be approved by a majority of our directors who have no interest in the transactions. Additionally, all property management arrangements that the Company had with The Shelter Group where the Company had the power to influence the selection of the property manager were subject to annual approval by a vote of a majority of our directors who have no interest in The Shelter Group, after considering the then-market rate for the services of the type provided by The Shelter Group and other applicable factors. We followed these policies with respect to all of the transactions and arrangements described above.

Proposal 2 — APPROVAL OF THE aMENDMENT AND RESTATEMENT OF THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF FORMATION AND OPERATING AGREEMENT

The following is a brief description of the reasons for and material effects of the proposed amendment and restatement of the Company’s Operating Agreement. This description is qualified in its entirety by reference to the Operating Agreement as proposed to be amended, a copy of which is attached hereto as Appendix A.

As a limited liability company, we are treated as a partnership for federal income tax purposes and, as such, our shareholders are treated as partners in a partnership and all of our pass-through income (or loss) is allocated directly to our shareholders. Our current Operating Agreement contains a number of provisions which were required to establish this tax treatment at the time of our formation. Since that time, federal income tax regulations promulgated under the Internal Revenue Code of 1986, as amended, have made these provisions unnecessary. In particular, these regulations, known as the “check-the-box” regulations, have made it unnecessary for us to have “partnership” characteristics such as unlimited liability or limited life. As a result, concepts in our current Operating Agreement such as the “Special Shareholder” and “Dissolution Shareholder” are wholly anachronistic. Shelter Development Holdings, Inc. is the Special Shareholder and Dissolution Shareholder, and Mark Joseph, our Chairman of the Board, through family companies, owns Shelter Development Holdings, Inc. These concepts are discussed in more detail above under “Related Party and Affiliated Transactions — Special Shareholder and Dissolution Shareholder Relationships.” The proposed Operating Agreement removes these concepts to shorten and simplify the document. Other changes remove historical references to entities that were important to our historical development but no longer have any bearing on our structure or operation. These include references to our predecessor, SCA Tax Exempt Fund Limited Partnership, and other entities. We have also made a few technical clean-up changes and added a provision to allow us to change the name of the Company without again seeking a shareholder vote on that matter. We expect to change the name of the Company but have not yet finally determined to do so or chosen a name.

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The changes reflected in the proposed Operating Agreement do not adversely affect your rights or privileges as a shareholder in the Company, and may be viewed as improving your rights and privileges. Under the current Operating Agreement, the Special Shareholder, unlike all of our other shareholders, has personal liability to our creditors to the extent that our assets are insufficient to satisfy our creditors’ claims. The proposed Operating Agreement deletes the concept of “Special Shareholder” so that this liability will no longer exist. This has no effect on our shareholders other than the Special Shareholder because all other shareholders have limited liability and, except as provided by Delaware law, are not personally obligated to any creditors solely by reason of being shareholders. They will not incur or risk any additional liability by this change. In addition, the obligation of the Special Shareholder to pay on this obligation would occur only when our assets were insufficient to pay our creditors or, in other words, when our common shares would essentially be worthless. At that point, the payment or nonpayment by the Special Shareholder would have no effect upon our other shareholders.

Removal of the Dissolution Shareholder removes the right granted to that shareholder to designate a representative (or two representatives depending on the size of the board) to our Board of Directors. Although those seats are currently vacant, removal of this right potentially makes the composition of our Board of Directors more representative of our shareholders. Also, under our current operating agreement, if the Dissolution Shareholder were to resign as Dissolution Shareholder, it would cause the Company to dissolve, and unless a majority of our outstanding shares voted within 180 days to continue the Company, the Company would need to wind up its affairs and terminate its existence. Lastly, with the removal of the position of Special Shareholder, the Company will no longer have an obligation to pay $1,000,000 to the Special Shareholder upon resignation of the Special Shareholder under certain circumstances.

We have included a copy of the proposed Operating Agreement, marked to show the differences from our current Operating Agreement, in Appendix A to this proxy statement. This summary of the changes is qualified by the language in Appendix A, which we encourage you to review.

We believe that making these changes will result in a shorter and simpler Operating Agreement, without affecting the rights or privileges of our shareholders or our operation or structure.

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Approval of the proposed Operating Agreement will require the affirmative vote of a majority of the holders of outstanding common shares. As a result, abstentions and shares not represented at the meeting will have the effect of votes against the proposal to approve the proposed Operating Agreement.

The Board of Directors unanimously recommends that you vote FOR the approval of the proposed amendment and restatement of our Operating Agreement, as described above.

PROPOSAL 3 — RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED ACCOUNTING FIRM

Upon the recommendation of the Audit Committee, the Board of Directors has appointed KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012. Representatives from KPMG are expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate inquiries.

Before making its recommendation to the Board of Directors for appointment of KPMG, the Audit Committee carefully considered that firm’s qualifications as the Company’s independent registered public accounting firm, which included a review of KPMG’s performance in prior years, as well as its reputation for integrity and competence in the fields of accounting and auditing. The Audit Committee expressed its satisfaction with KPMG in these respects.

The Company is asking its shareholders to ratify the selection of KPMG as the Company’s independent registered public accounting firm. Although ratification is not required by our Bylaws or otherwise, the Board of Directors is submitting the selection of KPMG to shareholders for ratification because the Company values its shareholders’ views on the Company’s independent registered public accounting firm and as a matter of good corporate governance practice. If ratification is not obtained, the Audit Committee intends to continue the engagement of KPMG at least through the end of the 2012 fiscal year but will consider whether it is appropriate to select a different independent registered public accounting firm in the future. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year or in subsequent years if it determines that such a change would be in the best interests of the Company and its shareholders.

The Board of Directors unanimously recommends that you vote FOR the ratification of appointment of the independent registered public accounting firm, as set forth above.

Independent Registered Public Accounting Firm

KPMG is the independent registered public accounting firm that audited our financial statements since 2007.

Audit and Audit-Related Fees

The Audit Committee is responsible for retaining and terminating the Company’s independent registered public accounting firm and for pre-approving the performance of any services by the independent registered public accounting firm. In addition, the Audit Committee is responsible for monitoring the independence and performance of the Company’s independent registered public accounting firm and internal audit function and for presenting its conclusions with respect to the independent registered public accounting firm to the full Board of Directors.

Pre-approval Policies and Procedures

The Audit Committee has written policies and procedures regarding pre-approval of services to MuniMae by its principal independent registered public accountants.  Its policy is to pre-approve all auditing services and non-audit services (subject to de minimis exceptions).  All of the audit, audit-related and tax services for which we were billed by our principal independent public accounting firms for 2011 and 2010 were pre-approved by the Audit Committee.

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Audit and Audit-Related Fees

The audit fees and other fees billed by KPMG for work performed during 2011 and 2010 are as follows:

(in thousands)	2011		2010

Audit fees	$1,535	(2)	$4,336	(1)
Audit related fees	-		-
Total audit and audit related fees	1,535		4,336
Tax fees	6	(2)	87	(1)
All other fees	-		-
Total KPMG fees	$1,541		$4,453	(1)

(1) Amounts reflect an increase of $311,000 for audit fees and $87,000 for tax fees. These amounts were omitted previously and represent fees billed by KPMG for work performed related to International Housing Solutions S.a.r.l. (IHS), a majority owned partnership, and the South African Workforce Housing Fund SA (SA Fund), a fund that we consolidate as a majority general partner, and in which we hold a 2.7% limited partnership interest.

(2) For 2011, amounts include $275,000 for audit fees and $6,000 for tax fees billed by KPMG for work performed related to IHS and the SA Fund.

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Audit Committee Report

The Audit Committee has reviewed and discussed with management the audited financial statements of Municipal Mortgage & Equity, LLC for the fiscal year ended December 31, 2011. The Audit Committee has discussed with KPMG LLP, our independent registered public accounting firm (“KPMG”), the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA) Professional Standards, Vol. 1, AU section 380 (Communication with Audit Committees), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T. The Audit Committee has received the written disclosures and the letter from KPMG required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) regarding KPMG’s communications with the Audit Committee concerning independence, and has discussed with KPMG the independence of KPMG.

Based on the review and discussions referred to in the paragraph above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2011. This report is furnished by the Audit Committee of our Board of Directors, whose members are:

Fred N. Pratt, Jr., Chairman

Charles C. Baum

Frederick Puddester

Francis X. Gallagher, Jr.

As required by the Amended and Restated Charter (the “Charter”) of the Audit Committee, the members of the Audit Committee hereby report that the Audit Committee has a formal documented charter setting forth the Audit Committee’s duties and that the Audit Committee has satisfied its obligations under such charter during the year ended December 31, 2011.

Mr. Arthur Mehlman was a member of the Audit Committee throughout 2010 and continued until his retirement from the Board and the Audit Committee on April 22, 2011.

Mr. Frederick Puddester was appointed to the Audit Committee on August 10, 2011 and Mr. Francis X. Gallagher, Jr. was appointed to the committee on April 1, 2012.

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II.           OTHER MATTERS

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers to file reports of changes in ownership of our equity securities with the SEC.  SEC regulations require that directors and executive officers furnish to us copies of all Section 16(a) forms they file.  To the best of our knowledge, based solely on review of the copies of the reports that were furnished to us and written representations that no other reports were required, we have identified 5 late filings for Mr. Pratt, during the fiscal year ended December 31, 2011, due to an administrative error.

SHAREHOLDERS SHARING THE SAME ADDRESS

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple shareholders who reside at the same address may receive a single copy of our annual report and proxy materials, including the Notice of Internet Availability of Proxy Materials, unless the affected shareholder has provided contrary instructions. This procedure reduces printing costs and postage fees.

Once again this year, a number of brokers with account holders who beneficially own our common shares will be “householding” our annual report and proxy materials, including the Notice of Internet Availability of Proxy Materials. A single Notice of Internet Availability of Proxy Materials and, if applicable, a single set of annual report and other proxy materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Shareholders may revoke their consent at any time by contacting Investor Relations Department, Municipal Mortgage & Equity, LLC, The Pier IV Building, 621 East Pratt Street, Suite 600, Baltimore, Maryland 21202.

Upon written or oral request, Municipal Mortgage & Equity, LLC will promptly deliver a separate copy of the Notice of Internet Availability of Proxy Materials and, if applicable, a separate set of proxy materials to any beneficial owner at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice of Internet Availability of Proxy Materials and, if applicable, a separate set of proxy materials, you may write or call Municipal Mortgage & Equity, LLC’s Investor Relations Department at Municipal Mortgage & Equity, LLC, The Pier IV Building, 621 East Pratt Street, Suite 600, Baltimore, Maryland 21202, (855) 650-6932.

Any shareholders who share the same address and currently receive multiple copies of our Notice of Internet Availability of Proxy Materials or annual report and other proxy materials, who wish to receive only one copy in the future, can contact their bank, broker or other holder of record to request information about householding.

FORM 10-K

MUNICIPAL MORTGAGE & EQUITY, LLC WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2011, INCLUDING THE CONSOLIDATED FINANCIAL STATEMENTS, SCHEDULES AND LIST OF EXHIBITS, AND ANY PARTICULAR EXHIBIT SPECIFICALLY REQUESTED. REQUESTS SHOULD BE SENT TO: MUNICIPAL MORTGAGE & EQUITY, LLC, THE PIER IV BUILDING, 621 EAST PRATT STREET, SUITE 600, BALTIMORE, MARYLAND 21202, ATTN: INVESTOR RELATIONS. THE ANNUAL REPORT ON FORM 10-K IS ALSO AVAILABLE AT WWW.MUNIMAE.COM.

Other Business

The Board of Directors is not aware of any other matters which may come before the meeting. It is the intention of the persons named in the enclosed proxy to vote all shares represented by proxies in accordance with their best judgment if any other matters properly come before the meeting.

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Shareholder Proposals

In accordance with the rules and regulations promulgated under the Exchange Act, shareholder proposals to be acted on at the Company’s annual meeting of shareholders to be held in 2013 (the “2013 annual meeting”) and included in the Company’s proxy statement and proxy for that meeting must be received by the Secretary of the Company no later than December 11, 2012 (which is 120 days prior to the first anniversary of the date of this proxy statement). After that date, shareholder proposals to be acted on at the 2013 annual meeting may be submitted to the Secretary of the Company in accordance with the provisions of our bylaws described in the next paragraph, but they may not be included in the proxy statement and proxy for that meeting.

In accordance with our bylaws shareholder proposals to be acted on at the 2013 annual meeting that are not received in time to be included in our proxy statement will be untimely if received by the Secretary of the Company earlier than the close of business on March 11, 2013 (which is 90 days before the first anniversary date of this year’s annual meeting) or later than the close of business on April 11, 2013 (which is 60 days before the first anniversary date of this year’s annual meeting). If the date of the 2013 annual meeting is advanced by more than 30 days or delayed by more than 60 days from the first anniversary of the date of this year’s annual meeting, shareholders will be advised of such change and of the new date for submission of proposals. All shareholder proposals must be delivered to the attention of the Company’s Secretary at our Baltimore offices located at The Pier IV Building, 621 East Pratt Street, Suite 600, Baltimore, MD 21202.

Dated: April 27, 2012

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APPENDIX A

SECOND AMENDED AND RESTATED

CERTIFICATE OF FORMATION AND OPERATING AGREEMENT

OF

MUNICIPAL MORTGAGE & EQUITY, LLC

(a Delaware limited liability company)

THIS SECOND AMENDED AND RESTATED CERTIFICATE OF FORMATION AND OPERATING AGREEMENT (the "Agreement") of Municipal Mortgage & Equity, LLC, a Delaware limited liability company (the "Company"), dated as of ~~May 9, 2002,~~June __, 2012, is entered into by and among the Shareholders (as defined herein) of the Company and any Person (as defined herein) who becomes a Shareholder pursuant to the terms of this Agreement.

The Company's Amended and Restated Certificate of Formation filed with the Delaware Secretary of State on ~~July 6, 1995,~~ May 9, 2002, is hereby amended to amend and restate all of the provisions thereof so that said Certificate, as amended and restated hereby, reads in its entirety as follows; and the Company's Operating Agreement is hereby amended so that said Operating Agreement reads in its entirety as follows:

FIRST: The name of the limited liability company is Municipal Mortgage & Equity, LLC.

SECOND: The address of the limited liability company's registered office in the State of Delaware is Corporation Service Company, 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle, 19808. The name of its registered agent at such address is Corporation Service Company.

THIRD: The remainder of the Certificate of Formation and Operating Agreement is as follows:

WITNESSETH:

WHEREAS, the Shareholders of the Company have approved the amendment and restatement of the Certificate (as defined herein) of the Company and the Operating Agreement (as defined herein) of the Company to remove provisions and references that are no longer operative; and

WHEREAS, this Agreement shall constitute the Certificate of the Company and shall also constitute the Operating Agreement of the Company, and shall be binding upon all Persons now or at any time hereafter who are Shareholders of the Company.

NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth in this Agreement, and of other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending legally to be bound, hereby agree as follows:

ARTICLE 1

Definitions

Capitalized terms used in this Agreement shall have the meanings set forth below or in the Section of this Agreement referred to below, except as otherwise expressly indicated or limited by the context in which they appear in this Agreement. All terms defined in this Article 1 or in the preamble to this Agreement in the singular have the same meanings when used in the plural and vice versa.

1.1        "Acquiring Person" shall have the meaning set forth in Section 13.1 of this Agreement.

1.2        "Act" means the Delaware Limited Liability Company Act, Del. Code Ann. §§18-101 et seq., as amended from time to time.

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1.3        "Affiliate" means, with respect to any Person, any Relative of such Person, any trust for the benefit of such Person or such Person's Relative, any beneficiary of such a trust and any other Person that directly, or indirectly through one or more intermediaries, controls (including without limitation all officers and directors of such Person), is controlled by, or is under common control with, such Person or a Relative of such Person. The term "control" (or any form thereof), as used in the preceding sentence, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

1.4        "Agreement" means this Agreement, as may be amended, restated, supplemented or otherwise modified from time to time as herein provided.

1.5        "Announcement Date" shall have the meaning set forth in Section 12.3 of this Agreement.

1.6        "Associate" shall have the meaning set forth in Sections 12.1 and 13.1 of this Agreement.

1.7        "Beneficial Owner" shall have the meaning set forth in Section 12.1 of this Agreement.

1.8        "Board of Directors~~" or "Board of Managers~~" means the board on which all of the Company's Managers sit, in their capacities as Managers.

1.9        ~~"Bond" means a mortgage revenue bond owned at a particular time by the Company as part of the Property; and the term "Bond" shall include working capital loans associated with such mortgage revenue bond.        1.10~~        "Book Gain" or "Book Loss" means the gain or loss recognized by the Company for book purposes in any Fiscal Year by reason of any sale or disposition with respect to any of the assets of the Company. Such Book Gain or Book Loss shall be computed by reference to the Book Value of such property or assets as of the date of such sale or disposition (determined in accordance with Section ~~1.11~~1.10 of this Agreement), rather than by reference to the tax basis of such property or assets as of such date, and each and every reference herein to "gain" or "loss" shall be deemed to refer to Book Gain or Book Loss, rather than to tax gain or tax loss, unless the context manifestly otherwise requires.

~~1.11~~1.10        "Book Value" of an asset means, as of any particular date, the value at which the asset is properly reflected on the books and records of the Company as of such date in accordance with Section 1.704-1(b)(2)(iv) of the Treasury Regulations. The initial Book Value of each asset shall be its cost, unless such asset was contributed to the Company by a Shareholder, in which case the initial Book Value shall be the fair market value for such asset as reasonably determined by the Board of Directors, and, in each case, such Book Value shall thereafter be adjusted for cost recovery deductions to which the Company is entitled for federal income tax purposes with respect thereto, in the amount that bears the same relationship to the Book Value of such asset as the cost recovery deduction computed for tax purposes bears to the adjusted tax basis of such assets. The Book Values of all Company assets shall be adjusted to equal their respective fair market values, as reasonably determined by the Board of Directors under appropriate circumstances, which circumstances may include but are not limited to the following: (a) the acquisition, by any new or existing Shareholder, of any interest issued after August 1, 1996 by the Company; (b) the distribution by the Company to a Shareholder of more than a de minimis amount of Company assets, including money, if, as a result of such distribution, such Shareholder's interest in the Company is reduced; and (c) the termination of the Company for federal income tax purposes pursuant to Section 708(b)(1)(B) of the Code.

~~1.12~~1.11        "Business Combination" shall have the meaning set forth in Section 12.1 of this Agreement.

~~1.13~~1.12        "By-laws" means the by-laws of the Company, as amended from time to time, governing various aspects of the operation of the Company and the rights and obligations of its Shareholders, Board of Directors, officers and agents. All provisions of the By-laws not inconsistent with law or this Agreement shall be valid and binding.

~~1.14~~1.13        "Capital Account" shall have the meaning ascribed thereto in Section 3.3 of this Agreement.

~~1.15~~1.14        "Capital Contributions" means the total amount of cash and other property contributed to the Company by the Shareholders.

~~1.16~~1.15        "Capital Transactions" means (a) any ~~Repayment, Sale, or other~~ sale, exchange, taking by eminent domain, damage, destruction or other disposition of all or any part of the assets of the Company, other than tangible personal property disposed of in the ordinary course of business; or (b) any financing or refinancing of any Company indebtedness; provided, that the receipt by the Company of Capital Contributions shall not constitute Capital Transactions.

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~~1.17~~1.16        "Certificate" means this Agreement, in its function as a "certificate of formation" as provided for pursuant to the Act, as originally filed with the office of the Secretary of State of the State of Delaware, as amended, restated, supplemented or otherwise modified from time to time as herein provided.

~~1.18~~1.17        "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any subsequent federal law of similar import, and, to the extent applicable, any Treasury Regulations promulgated thereunder.

~~1.19~~1.18        "Common Shareholders" means the holders of Common Shares.

~~1.20~~1.19        "Common Shares" shall have the meaning set forth in Section 3.1 of this Agreement.

~~1.21~~1.20        "Company" means the limited liability company hereby established in accordance with this Agreement by the parties hereto, as such limited liability company may from time to time be constituted.

~~1.22~~1.21        "Company Interest" means an equity interest in the Company, and, if the context so allows, the percentage of equity ownership interest in the Company represented by the Capital Account attributable to such equity interest as compared to all of the aggregate Capital Accounts of all Shareholders of the Company (as such percentage may be changed from time to time to reflect adjustments as provided for in this Agreement); it being understood and agreed that this term shall not be deemed to apply to any debt incurred by the Company (directly or indirectly), including but not limited to through custodial, trust or similar or other arrangements.

~~1.23~~1.22        "Consent" means either the consent given by vote at a duly called and held meeting or the prior written consent, as the case may be, of a Person to do the act or thing for which the consent is solicited, or the act of granting such consent, as the context may require.

~~1.24~~1.23        "Control Company Interest" shall have the meaning set forth in Section 13.1 of this Agreement.

~~1.25~~1.24        "Depreciation" means, for each Fiscal Year, an amount equal to the depreciation, amortization or other cost recovery deduction allowable with respect to an asset for such year or other period; provided, that if the Book Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of any such year or other period, Depreciation shall be an amount that bears the same relationship to the Book Value of such asset as the depreciation, amortization, or other cost recovery deduction computed for tax purposes with respect to such asset for the applicable period bears to the adjusted tax basis of such asset at the beginning of such period, or if such asset has a zero adjusted tax basis, Depreciation shall be an amount determined under any reasonable method selected by the Board of Directors.

~~1.26~~1.25        "Determination Date" shall have the meaning set forth in Section 12.3 of this Agreement.

~~1.27~~1.26        "Director" shall have the same meaning as "Manager".

~~1.28        "Dissolution Shareholder" means Shelter Development Holdings, Inc., for so long as such Person remains a Dissolution Shareholder under Section 6.4 of this Agreement, and shall also mean any other Person who agrees under Section 6.4 to be a Dissolution Shareholder. 1.29~~1.27        "Entity" means any general partnership, limited partnership, corporation, joint venture, trust, limited liability company, limited liability partnership, business trust, cooperative, or association. An Entity may or may not be an Affiliate of the Company ~~or of a Company Affiliate~~.

~~1.30        "Financing" means the financing transaction which SCATEF consummated on February 14, 1995 in which proceeds were raised through the offering of $67,700,000 in aggregate principal amount of Multifamily Mortgage Revenue Bond Receipts. 1.31~~1.28        "Fiscal Year" means the fiscal year of the Company and shall be the same as its taxable year, which shall be the calendar year unless otherwise determined by the Board of Directors in accordance with the Code. Each Fiscal Year shall commence on the day immediately following the last day of the immediately preceding Fiscal Year.

~~1.32~~1.29        "Five Year Tolling Period" shall have the meaning set forth in Section 12.2 of this Agreement.

~~1.33~~1.30        "Future Shares" shall have the meaning set forth in Section 3.1 of this Agreement.

~~1.34        "General Partners" means the general partners of SCATEF. 1.35~~1.31        "Initial Capital Contribution" means any Capital Contribution made in accordance with Section 3.2 hereof.

~~1.36~~1.32        "Interested Company Interests" shall have the meaning set forth in Section 13.1 of this Agreement.

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~~1.37~~1.33        "Interested Party" shall have the meaning set forth in Section 12.1 of this Agreement.

~~1.38~~1.34        "Managers" means those individuals serving on the Board of Directors of the Company, including successor or additional Managers duly elected in accordance with the terms of this Agreement.

~~1.39~~1.35        "Market Value" shall have the meaning set forth in Section 12.1 of this Agreement.

~~1.40~~1.36        "Members" means the Shareholders, together with all Persons who become Members as herein provided and who are listed as Members of the Company in the books and records of the Company, in such Persons' capacity as Members of the Company.

~~1.41        "Mortgage Loans" means the mortgage loans which have been assigned to the Company to secure the repayment of a Bond. 1.42~~1.37        "Operating Agreement" means this Agreement, in its function as an "operating agreement" as provided for pursuant to the Act, as amended, restated, supplemented or otherwise modified from time to time as herein provided.

~~1.43        "Original Shareholders" means MME I Corporation, a Delaware corporation, and MME II Corporation, a Delaware corporation. 1.44~~1.38        "Person" means any individual or Entity, and the heirs, executors, administrators, legal representatives, successors, and assigns of such Person where the context so admits.

~~1.45~~1.39        "Profit" and "Loss" means, for each Fiscal Year or other period for which allocations to Shareholders are made, an amount equal to the Company's taxable income or loss for such year or period, determined in accordance with Section 703(a) of the Code (provided, that for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Section 703(a)(1) of the Code shall be included in taxable income or loss), with the following adjustments:

(a)        Any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Profit or Loss pursuant to this provision shall be added to such taxable income or loss;

(b)        Any expenditures of the Company described in Section 705(a)(2)(B) of the Code or treated as Code Section 705(a)(2)(B) expenditures pursuant to Section 1.704-1(b)(2)(iv)(i) of the Treasury Regulations, and not otherwise taken into account in computing Profit or Loss pursuant to this provision, shall be subtracted from such taxable income or loss;

(c)        Book Gain or Book Loss from a Capital Transaction shall be taken into account in lieu of any tax gain or tax loss recognized by the Company by reason of such Capital Transaction; and

(d)        In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Fiscal Year, computed as provided in this Agreement.

If the Company's taxable income or loss for such Fiscal Year or other period, as adjusted in the manner provided above, is a positive amount, such amount shall be the Company's Profit for such Fiscal Year or other period; and if a negative amount, such amount shall be the Company's Loss for such Fiscal Year or other period.

~~1.46        "Property" means the land and the buildings thereon upon which the Company holds a mortgage or other similar encumbrance at a particular time, and the Bonds held by the Company at a particular time. 1.47~~1.40        "Relative" means, with respect to any Person, any parent, spouse, brother, sister, or natural or adopted lineal descendant or spouse of such descendant of such Person.

~~1.48        "Repayment"~~1.41        "Shareholders" means all persons who hold Shares, and shall have the same meaning ~~set forth in Section 1.49 below.~~as the word "Members".

~~1.49        "Sale" or "Repayment" means the sale or other disposition of a Property (a "Sale") or, in the absence of a Sale, the repayment of the principal and interest, if any, payable upon the redemption or remarketing of a Bond which was included within the Property (a "Repayment"); provided, however, that these terms shall not include the pledge of a Property in connection with the financing, refinancing or other leveraging of such Property or otherwise. The term "Sale" shall include (a) a foreclosure by a third party which is unaffiliated with the current operating partnership (or respective general partner) owning a Property, (b) a deed-in-lieu of foreclosure to a third party which is unaffiliated with the current operating partnership (or respective general partner) owning a Property, or (c) a sale or transfer of a Property to a third party which is unaffiliated with the current operating partnership (or respective general partner) owning a Property; and a "Sale" shall not be deemed to occur if the Company forecloses on a Property or if the Company directs a deed-in-lieu of foreclosure on a Property.~~

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~~1.50        "SCATEF" means the SCA Tax Exempt Fund Limited Partnership, the entity that was the predecessor to the Company.~~

~~1.51        "Shareholders" means all persons who hold Shares, and shall have the same meaning as the word "Members".~~

~~1.52~~ 1.42        "Shares" means Company Interests.

~~1.53        "Special Shareholder" means Shelter Development Holdings, Inc., for so long as such Person is subject to certain liabilities as set forth in Section 6.1(b) of this Agreement, and shall also mean any other Person who agrees under Article 6 to be a Special Shareholder.~~

~~1.54        "Specially Appointed Director(s)" shall have the meaning ascribed thereto in Section 6.1(d) of this Agreement. 1.55~~1.43        "Subsidiary" shall have the meaning set forth in Section 12.1 of this Agreement.

~~1.56~~1.44        "Tax Matters Partner" shall have the meaning ascribed thereto in Section 3.5 of this Agreement.

~~1.57~~1.45        "Transfer" (or "Transferred") means to give, sell, assign, encumber, pledge, hypothecate, devise, bequeath, or otherwise dispose of, encumber, transfer, or permit to be transferred, during life or at death. The word "Transfer," when used as a noun, shall mean any Transfer transaction.

~~1.58~~1.46        "Transferee" means any Person to whom Shares are Transferred for any reason or by any means.

~~1.59~~1.47        "Treasury Regulations" means the federal income tax regulations, including any temporary or proposed regulations, promulgated under the Code, as such Treasury Regulations may be amended from time to time (it being understood that all references herein to specific sections of the Treasury Regulations shall be deemed also to refer to any corresponding provisions of succeeding Treasury Regulations).

~~1.60~~1.48        "Valuation Date" shall have the meaning set forth in Section 12.3 of this Agreement.

~~1.61        "Working Capital Reserves" means funds held in reserves which are maintained as working capital for the Company and available for any contingencies relating to the ownership of the Property and the operation of the Company. Amounts held in the Working Capital Reserves may at any time, in the discretion of the Board of Directors, be added to the respective Allocable Portfolio Cash Flows or to liquidation proceeds allocable to the respective Shares (depending upon the characterization of such amounts when received by the Company), but may not be otherwise removed from the respective Working Capital Reserve.~~

ARTICLE 2

Continuation, Purpose and Term

2.1        Continuation.        The parties hereto hereby agree to continue the limited liability company known as Municipal Mortgage & Equity, LLC, as a limited liability company under the provisions of the Act.

2.2        Company Name. The name of the Company is "Municipal Mortgage & Equity, LLC". The business of the Company shall be conducted under such name or such other names as the Board of Directors or the Shareholders may from time to time determine on and pursuant to the terms of this Agreement. In addition, the name of the Company may be changed from time to time by the Board of Directors. If the Board of Directors determines that it is necessary or desirable to amend this Agreement or to make any filings under the Act or otherwise in order to change the name of the Company to any name determined from time to time by the Board of Directors, the Board of Directors may cause such amendments and filings to be made, which filings might take the form of amendments to the Company's Certificate; provided, however, that, unless specifically required by the Act or this Agreement, no approval or Consent of any Shareholders shall be required in connection with the making of any such filing, instrument or amendment.

2.3        The Certificate. The Shareholders hereby agree to execute, file and record all such certificates and documents, including amendments to the Certificate, and to do such other acts as may be appropriate to comply with all requirements for the formation, continuation, and operation of a limited liability company, the ownership of property, and the conduct of business under the laws of the State of Delaware and any other jurisdiction in which the Company may own property or conduct business.

2.4        Principal Business Office. The principal business office of the Company shall be located at ~~218 North Charles~~621 East Pratt Street, Suite ~~500,~~600, Baltimore, Maryland ~~21201,~~21202, or at such other location as may hereafter be determined by the Board of Directors. The principal business office, as well as the registered office and the registered agent, of the Company may be changed by the Board of Directors from time to time in accordance with the then applicable provisions of the Act and any other applicable laws, as well as the terms and conditions of this Agreement.

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2.5        Term of Company. The ~~term~~duration of the Company shall ~~continue until it~~be perpetual unless the Company is wound up and dissolved pursuant to the provisions of Article 10 hereof.

2.6        Purposes. The purposes of the Company are (a) to invest in or engage in activities related to investment in ~~Bonds~~bonds and in real estate, including but not limited to loan servicing and loan origination (whether in connection with loans to the Company or to others), and to generate returns from such investments; this may include investing in entities which invest in bonds and in real estate assets; provided, however, that the investment criteria shall be established by the Board of Directors from time to time in its sole discretion subject to the requirement that such criteria be consistent with the purposes of the Company; (b) to engage in any other activities relating to, and compatible with, the purposes set forth above; (c) to acquire, own and dispose of general and limited partnership interests, membership interests, and stock or other equity interests in Entities, and to exercise all rights and powers granted to the owner of any such interests; (d) to take such other actions, or do such other things, as are necessary or appropriate (in the sole discretion of the Board of Directors) to carry out the provisions of this Agreement; and (e) to invest in any type of investment and to engage in any other lawful act or activity for which limited liability companies may be organized under the Act, and by such statement all lawful acts and activities shall be within the purposes of the Company, except for express limitations, if any.

2.7        Powers. In furtherance of its purposes, but subject to all of the provisions of this Agreement, the Company shall have the power and is hereby authorized to (a) invest (at any time during the term of the Company) in (i) mortgage revenue bonds or portions of or interests in (including junior positions) mortgage revenue bonds financing multifamily properties, senior living facilities, manufactured housing communities, or congregate care facilities, beneficial ownership certificates or any other securities of other funds or investments with similar underlying investment objectives, (ii) multifamily real estate, including senior living facilities, manufactured housing communities, and congregate care facilities, and (iii) ~~entities~~Entities which engage in any activities described in clauses (i) or (ii) of this sentence; invest (at any time during the term of the Company) in other assets which are designed to accomplish any of the foregoing investment purposes or in any manner consistent with the Company's then-existing investment criteria and objectives; and to reinvest the proceeds of any sales by the Company of Company assets, in any permitted investments; (b) act as a general or limited partner, member, joint venturer, manager or shareholder of any Entity ~~(including but not limited to an operating partnership)~~, and to exercise all of the powers, duties, rights and responsibilities associated therewith; (c) take any and all actions necessary, convenient or appropriate as the holder of any such interests or positions; (d) operate, purchase, maintain, finance, improve, own, sell, convey, assign, mortgage, lease, demolish or otherwise dispose of any real or personal property that may be necessary, convenient or incidental to the accomplishment of the purposes of the Company; (e) borrow money and issue evidences of indebtedness in furtherance of any or all of the purposes of the Company, and secure the same by mortgage, pledge or other lien on any assets of the Company; (f) invest any funds of the Company pending distribution or payment of the same pursuant to the provisions of this Agreement; (g) prepay in whole or in part, refinance, recast, increase, modify or extend any indebtedness of the Company and, in connection therewith, execute any extensions, renewals or modifications of any mortgage or security agreement securing such indebtedness; (h) enter into, perform and carry out contracts of any kind, including, without limitation, contracts with any Person affiliated with any of the Shareholders, necessary to, in connection with or incidental to the accomplishment of the purposes of the Company; (i) establish reserves for capital expenditures, working capital, debt service, taxes, assessments, insurance premiums, repairs, improvements, depreciation, depletion, obsolescence and general maintenance of buildings and other property out of the rents, profits or other income received; (j) employ or otherwise engage employees, managers, contractors, advisors and consultants, and pay reasonable compensation for such services, and enter into employee benefit plans of any type; (k) enter into partnerships or other ventures with other Persons in furtherance of the purposes of the Company; (l) purchase or repurchase Shares from any Person for such consideration as the Board of Directors may determine in its reasonable discretion (whether more or less than the original issuance price of such Share or the then trading price of such Share); (m) enter into rights plans or other plans relating to Shares, options or bonuses, and to issue Shares, options or warrants thereunder (or other derivatives relating thereto) for any consideration (even if such consideration is less than the market value of such Shares); and (n) do such other things and engage in such other activities as may be necessary, convenient or advisable with respect to the conduct of the business of the Company, and have and exercise all of the powers and rights conferred upon limited liability companies formed pursuant to the Act.

2.8         Effectiveness of this Agreement. This Agreement shall govern the operations of the Company and the rights and restrictions applicable to the Shareholders, to the extent permitted by law. Pursuant to Section 18-101(7)(a)(2) of the Act, all Persons who become holders of Shares in the Company shall be bound by the provisions of this Agreement and shall be deemed to be parties hereto, whether or not such Persons execute a counterpart of this Agreement. The payment for any Shares acquired by any Person, or the action of becoming an assignee or Transferee of such Shares, shall be deemed to constitute a request that the records of the Company reflect such admission, assignment or Transfer, and shall be deemed to be sufficient acts to comply with the requirements of Section 18-101(7)(a)(2) of the Act and to so cause that Person to become a Shareholder and to bind that Person to the terms and conditions of this Agreement (and to entitle that Person to the rights of a Shareholder hereunder), without the requirement for execution of this Agreement by such Person.

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ARTICLE 3

Classes of Shares; Admission of Shareholders; Capitalization

3.1        Classes of Shares.

(a)        The Company shall have the authority to issue the following classes and series of Shares:

(i)        shares which are designated "Common Shares"; and

(ii)        one or more other classes or series of Shares, as to which the Board of Directors shall have the exclusive authority, by resolution or resolutions providing for the issuance of Shares or of a particular class or series thereof, to fix and determine the voting powers, full or limited or no voting power, and such designations, preferences, and relative, participating, optional or other special rights, and qualifications, limitations, or restrictions thereof, as may be desired by the Board of Directors from time to time, to the fullest extent now or hereafter permitted by the laws of the State of Delaware (collectively, all such other classes and series to be referred to as the "Future Shares"). Nothing in this Section 3.1(a)(ii) shall be deemed to restrict the ability of the Company to incur secured or unsecured debt (directly or indirectly), including but not limited to through custodial, trust or similar or other arrangements.

(b)        Each Common Share shall (i) have no stated par value per Share, and (ii) have the rights and be governed by the provisions set forth in this Agreement; and none of such shares shall have any preemptive rights, or give the holders thereof any rights to convert into any other securities of the Company, or give the holders thereof any cumulative voting rights, except as specifically set forth herein.

(c)        The Board of Directors may cause the Company to issue such numbers of Common Shares and Future Shares from time to time as the Board of Directors may determine in its sole discretion, and the number of such shares is not limited.

(d)        If the Board of Directors determines that it is necessary or desirable to amend this Agreement or to make any filings under the Act or otherwise in order to reference the existence or creation of a class or series of Future Shares, the Board of Directors may cause such amendments and filings to be made, which filings might take the form of amendments to the Company's Certificate; provided, however, that, unless specifically required by the Act or this Agreement, no approval or Consent of any Shareholders shall be required in connection with the making of any such filing, instrument or amendment.

(e)        No Future Share shall have any preemptive rights or give the holder thereof any rights to convert into any other securities of the Company, or give any holders thereof any cumulative voting rights, unless such rights are specifically provided for in the Board of Directors' resolution creating the class of which such Future Share is a part.

(f)        The Board of Directors, without any Consent of any Shareholders being required, may effect a split or reverse split of Shares of any series or class, by adopting a resolution therefor. If the Board of Directors determines that it is necessary or desirable to make any filings under the Act or otherwise in order to reference the existence of such a split or reverse split, the Board of Directors may cause such filings to be made, which filings might take the form of amendments to the Company's Certificate; provided, however, that, unless specifically required by the Act or this Agreement, no approval or Consent of any Shareholders shall be required in connection with the making of any such filing or amendment.

(g)        Notwithstanding any other provisions of this Agreement, the Board of Directors may, without the Consent of Shareholders, amend this Agreement to the extent required to allow the Board of Directors to exercise the powers granted to it by this Section 3.1.

3.2        Additional Provisions Relating to Additional Shareholders. In the event that the Board of Directors determines that additional funds are required by the Company for any Company purpose, or that the Company should for any reason seek to raise additional capital, the Board may cause the Company to sell Future Shares for a price equal to what the Board of Directors determines to be the fair value of such Shares, in exchange for cash, other property, services or any other lawful consideration to be received by the Company in consideration of such Shares (to be valued by the Board of Directors in its discretion), or may cause the Company to obtain funds as a loan from any third party upon such terms and conditions as the Board of Directors deems appropriate, or any combination thereof from time to time. The Initial Capital Contribution of any such additional Shareholders shall be specified by the Board of Directors at the time of admission of such additional Shareholder.

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3.3        Capital Accounts. A separate capital account (a "Capital Account") shall be established and maintained for each Shareholder, including any Transferee or additional Shareholder who shall hereafter acquire a Company Interest, in accordance with the following provisions:

(a)        To each Shareholder's Capital Account there shall be credited the amount of cash and fair market value of the property actually contributed to the Company by such Shareholder pursuant to Section 3.2 hereof, such Shareholder's allocable share of Profit, and the amount of any Company liabilities that are assumed by such Shareholder or that are secured by any Company property distributed to such Shareholder.

(b)        To each Shareholder's Capital Account there shall be debited the amount of cash and the fair market value of any Company property distributed to such Shareholder pursuant to any provision of this Agreement, such Shareholder's allocable share of Loss, and the amount of any liabilities of such Shareholder that are assumed by the Company or that are secured by any property contributed by such Shareholder to the Company.

(c)        If any asset of the Company is distributed in kind, the Company shall be deemed to have realized Profit or Loss thereon in the same manner as if the Company had sold such asset for an amount equal to the greater of (i) the fair market value of such asset, or (ii) the fair market value of any debts to which such asset is then subject, in each case as determined by the Board of Directors. If at any time after the date of this Agreement, the Book Value of any Company asset is adjusted pursuant to the last sentence of the definition of Book Value set forth in Section 1 hereof, the Capital Accounts of all Shareholders shall be adjusted simultaneously to reflect the aggregate net adjustments, as if the Company recognized Profit or Loss equal to the respective amounts of such aggregate net adjustments.

(d)        The provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Section 1.704-1(b)(2)(iv) of the Treasury Regulations, and shall be interpreted and applied in a manner consistent with such Treasury Regulations.

(e)        A Shareholder shall not be entitled to withdraw any part of its Capital Account or to receive any distributions from the Company, except as provided in Article 5 hereof, nor shall a Shareholder be entitled to make any loan or Capital Contribution to the Company other than as expressly provided herein. No loan made to the Company by any Shareholder shall constitute a capital contribution to the Company for any purpose.

(f)        Except as required by the Act, no Shareholder shall have any liability for the return of the Capital Contribution of any other Shareholder. A Shareholder who has more than one interest in the Company may have a separate Capital Account for each different class of interest owned.

3.4        Transfer of Capital Accounts. The original Capital Account established for each Transferee shall be in the same amount as the Capital Account of the Shareholder which such Transferee succeeds, at the time such Transferee is admitted to the Company. The Capital Account of any Shareholder whose Company Interest shall be increased by means of the Transfer to it of all or part of the Company Interest of another Shareholder shall be appropriately adjusted to reflect such Transfer. Any reference in this Agreement to a Capital Contribution of, or distribution to, a then-Shareholder shall include a Capital Contribution or distribution previously made by or to any prior Shareholder on account of the Company Interest of such then-Shareholder.

3.5        Tax Matters Partner.

(a)        ~~Shelter Development Holdings, Inc. or its assignee~~The individual serving as the chief financial officer of the Company, while serving in such capacity, shall be the Company's "tax matters partner" (as such term is defined in Section 6231(a)(7) of the Code) (the "Tax Matters Partner"), for purposes of Section 6231 of the Code, with all of the powers that accompany such status (except as otherwise provided in this Agreement). Promptly following the written request of the Tax Matters Partner, the Company shall, to the fullest extent permitted by law, reimburse and indemnify the Tax Matters Partner for all reasonable expenses, including reasonable legal and accounting fees, claims, liabilities, losses and damages incurred by the Tax Matters Partner in connection with any administrative or judicial proceeding with respect to the tax liability of the Shareholders. The provisions of this Section  ~~3.7~~3.5 shall survive the termination of the Company and shall remain binding on the Shareholders for as long as a period of time as is necessary to resolve with the Internal Revenue Service any and all matters regarding the federal income taxation of the Company or the Shareholders.

(b)        Notwithstanding Section 3.5(a) hereof, the Tax Matters Partner shall have no fiduciary duty whatsoever to any other Shareholder, and shall be treated in exactly the same manner as any other Shareholder other than as specifically provided in Section 3.5(a) hereof.

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ARTICLE 4

Allocations

4.1        General Rules Concerning Allocations. Within 45 days after the end of each calendar month, the Company shall conduct an interim closing of the books as of the end of the last day of that calendar month. On the basis of the closing of the books for each calendar month, the Company shall determine the amount of Profit and Loss attributable to that calendar month. Profits and Losses shall be determined in accordance with the accounting methods followed by the Company for federal income tax purposes.

4.2        Allocations of Profits and Losses. All allocations to the Shareholders of items included within the Company's Profits and Losses attributable to each calendar month shall be allocated solely among the Shareholders recognized as Shareholders as of the last day of that calendar month, as follows:

(a)        The Company's Profit or Loss for the applicable period shall be allocated among the Common Shareholders in proportion to their relative ownership of Common Shares.

(b)        The Tax Matters Partner is authorized to make reasonable determinations regarding the allocation of Profit and Loss under this Section 4.2, including determinations relating to the calculation of Profit or Loss, and such other items of the Company's income, gain, loss, deduction and credit as may be appropriate to carry out the intent of this Section 4.2.

4.3        Special Allocations. Notwithstanding any other provision of this Agreement, to the extent an allocation of Profit or Loss or any item thereof to any Shareholder pursuant to Sections 4.1 or 4.2 of this Agreement would be in violation of the requirements of the Treasury Regulations under Section 704(b) of the Code, the Tax Matters Partner shall comply with the requirements of such Treasury Regulations and adjust such allocations to comply with such requirements in a manner that will, in the reasonable judgment of the Tax Matters Partner, have the least effect on the amounts to be allocated and distributed under this Agreement. In the event a Shareholder unexpectedly receives any adjustment, allocation or distribution described in Treasury Regulation Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6) that causes or increases a negative balance in a Shareholder's Capital Account, items of Profit shall be specially allocated to such Shareholder so as to eliminate such negative balance as quickly as possible. The Shareholders agree that if this Section 4.3 becomes applicable, the Tax Matters Partner is authorized to review and adjust the allocations made pursuant to Sections 4.1 or 4.2 of this Agreement.

4.4        Additional Allocations.

(a)        If there is a net decrease in "partnership minimum gain" (within the meaning of Treasury Regulation Section 1.704-2(d)) during a taxable year, a Shareholder shall be allocated, before any other allocation of the Company's items for such taxable year (and if necessary, subsequent years), items of the Company's income and gain in the amount equal to the Shareholder's share of such net decrease in partnership minimum gain (within the meaning of Treasury Regulations Section 1.704-2(g)).

(b)        The Tax Matters Partner, in order to preserve uniformity of Shares within a class, may, in its sole discretion, make a special allocation of items of income, gain, loss or deduction but only if such allocations would not have a material adverse effect on the Shareholders and if they are consistent with the principles of Section 704 of the Code.

(c)        If, and to the extent that any Shareholder is deemed to recognize income as a result of any transaction between such Shareholder and the Company pursuant to Sections 1272-1274, Section 7872, Section 483 or Section 482 of the Code, or any similar provision now or hereafter in effect, any corresponding loss or deduction of the Company shall be allocated to the Shareholder who was charged with such income.

(d)        Adjustments to the Capital Accounts of Shareholders with respect to an adjustment to the tax basis of any asset of the Company pursuant to Section 734(b) or Section 743(b) of the Code shall be made in accordance with the provisions of Treasury Regulation Section 1.704-1(b)(2)(m).

4.5        Tax Allocations.

(a)        For federal income tax purposes, except as otherwise provided in this Section 4.5, each item of income, gain, loss and deduction of the Company shall be allocated among the Shareholders in the same proportion as the corresponding items are allocated pursuant to Sections 4.3 and Section 4.4 hereof.

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(b)        In the event that the Book Value of any asset contributed to and held by the Company differs from its basis for federal income tax purposes ("Tax Basis"), allocations of income, gain, loss or deduction with respect to such asset shall, solely for tax purposes, be allocated among the Shareholders so as to take account of any variation between Book Value and Tax Basis in accordance with the provisions of Section 704(c) of the Code and Treasury Regulations thereunder. The Tax Matters Partner may elect any reasonable method or methods for making such allocations.

(c)        If the Book Value of any asset of the Company is adjusted pursuant to Section ~~1.11~~ 1.10 hereof, subsequent allocations of income, gain, loss and deductions with respect to such asset shall take into account any variation between Book Value and Tax Basis in accordance with the provisions of Section 704(c) of the Code and Treasury Regulations thereunder.

(d)        The Tax Matters Partner shall have the sole discretion to make special allocations of items of income, gain, loss and deductions that are consistent with the principles of Section 704(c) of the Code and to amend the provisions of this Agreement (without Shareholder action, notwithstanding Section 14.4 of this Agreement), as appropriate, to reflect the proposal or promulgation of Treasury Regulations under Subchapter K of the Code. The Tax Matters Partner may adopt and employ such methods and procedures for (A) the maintenance of capital accounts for book and tax purposes, (B) the determination and allocation of adjustments under Sections 704(c), 734 and 743 of the Code, (C) the determination and allocation of taxable income, tax loss and items thereof under this Agreement and pursuant to the Code, (D) the determination of the identities and tax classification of Shareholders, (E) the provision of tax information and reports to the Shareholders, (F) the adoption of reasonable conventions and methods for the valuation of assets and the determination of tax basis, (G) the allocation of asset values and tax basis, (H) conventions for the determination of depreciation, cost recovery and amortization deductions and the adoption and maintenance of accounting methods, (I) the recognition of the transfer of Shares, and (J) compliance and other tax-related requirements, including without limitation, the use of computer software, to use filing and reporting procedures similar to those employed by publicly-traded partnerships and limited liability companies, as it determines in its sole discretion are necessary and appropriate to execute the provisions of this Agreement and to comply with federal and state tax law, and to achieve uniformity of Shares. The Tax Matters Partner shall be indemnified and held harmless by the Company for any expenses, penalties or other liabilities arising as a result of decisions made in good faith on any of the matters referred to in the preceding sentence. If the Tax Matters Partner determines, based on advice of counsel, that no reasonable allowable convention or other method is available to preserve the uniformity of Shares within a class, or the Tax Matters Partner in its discretion so elects, Shares may be separately identified as distinct classes to reflect differences in tax consequences.

ARTICLE 5

Distributions, Liquidations and Priority

5.1        Distributions. The Board of Directors may from time to time authorize the Company to pay distributions to holders of Common Shares from cash of the Company which the Board of Directors determines is available for distribution to the holders of Common Shares after taking into account amounts determined by the Board of Directors to be necessary or advisable to meet actual or anticipated expenses or liabilities of the Company or to create reasonable reserves thereof.

5.2        Liquidation, Dissolution or Winding-Up.

(a)        Liquidation. Upon the dissolution, liquidation or winding-up of the Company, after payment of all of the Company's creditors, each Shareholder shall receive an amount in cash or in kind equal to the positive Capital Account balance of such Shareholder, as determined after taking into account all Capital Account adjustments for the taxable year of the dissolution, liquidation or winding-up of the Company other than the distribution under this Section 5.2(a). In the event that any monies remain in the Company after making such distributions, such funds shall be distributed to the shareholders pro rata in accordance with Company Interests.

(b)        A consolidation or merger of the Company with or into any other Entity, or a sale, lease or exchange of any or all of the assets of the Company in consideration for the issuance of equity securities of another Entity, shall not be deemed to be a liquidation, dissolution or winding up of the Company.

5.3        Priority. Notwithstanding any other provision of this Agreement, it is specifically acknowledged and agreed by each Shareholder that the Company's failure to pay any amounts to such Shareholder, whether as a dividend, redemption payment or other distribution, even if such payment is specifically required hereunder, shall not give such Shareholder creditor status with regard to such unpaid amount; but rather, such Shareholder shall be treated only as a shareholder of whatever class such person is a Shareholder, and not as a creditor, of the Company. This Section 5.3 is, as permitted by Section 18-606 of the Act, intended to override the provisions of Section 18-606 of the Act relating to a member's status and remedies as a creditor, to the extent that such provisions would be applicable in the absence of this Section 5.3.

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5.4        Payments to Shareholders for Services. Any payments by the Company to a Shareholder for services rendered to or on behalf of the Company shall be treated as guaranteed payments for services under Section 707(c) of the Code.

ARTICLE 6

Shareholders

6.1        Limited Liability.                ~~(a)~~         Except as otherwise provided by the Act ~~or in Section 6.1(b) hereof~~, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and the Shareholders shall not be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Shareholder of the Company. ~~The Shareholders No~~ Shareholder shall ~~not~~ be required to lend any  ~~funds to the Company. Each of the Shareholders shall only be liable to make payment of his, her or its respective contributions as and when due hereunder and other payments~~ funds or make any capital contributions to the Company, except as expressly provided in this Agreement. If and to the extent a Shareholder's contribution shall be fully paid, such Shareholder shall not, except as required by the express provisions of the Act regarding repayment of sums wrongfully distributed to Shareholders, be required to make any further contributions.

~~(b)        Notwithstanding Section 6.1(a) hereof, the Special Shareholder, for so long as such Person holds Shares (unless such Person duly resigns as a Special Shareholder in accordance with this Section 6.1 or Section 6.3 of this Agreement), shall have personal liability to creditors of the Company (and any such creditor may seek personal satisfaction from the Special Shareholder), to the extent that the assets of the Company (including without limitation the proceeds of any and all available insurance) are insufficient to satisfy such creditor's claim (and, if there be more than one Special Shareholder at any time, then such Special Shareholders shall be jointly liable for all liabilities set forth in this Section 6.1(b)); provided, however, that, notwithstanding Section 6.3 of this Agreement, any Special Shareholder may resign its status as a Special Shareholder after (i) the consummation of a transaction in which a Person acquires more than 10% of the then-outstanding Shares of any class or series where such acquisition is not consented to by the Special Shareholder, or (ii) any Shareholder or group of Shareholders controls a majority of the seats on the Board of Directors in any case where such control is not consented to by the Special Shareholder. In the event of such a resignation, (x) the Special Shareholder's personal liability under the first sentence of this Section 6.1(b) shall, to the fullest extent permissible under law, terminate immediately, automatically, and in full, although such Person may continue to hold Shares, and (y) the Company shall pay to the Special Shareholder, promptly after such resignation, the sum of $1,000,000 in direct consideration for the Special Shareholder's prior service to the Company.~~

~~(c)        Notwithstanding Section 6.1(b) hereof, the Special Shareholder shall have no fiduciary duty whatsoever to any other Shareholder, and shall be treated in exactly the same manner as any other Shareholder other than as specifically provided in Section 6.1(b) hereof. Without limiting the foregoing, it is agreed that (i) the Special Shareholder has no responsibility to treat other Shareholders as creditors of the Company toward which the Special Shareholder would bear any responsibility or have any liability whatsoever (including without limitation in the event of any Company failure to pay any amounts to such Shareholders, whether as a dividend, redemption payment or other distribution, even if such amounts are specifically required hereunder to be paid), and (ii) the Special Shareholder is entitled to act solely in its own self-interests without regard to the interests of other Shareholders.~~

~~(d)        Notwithstanding any other provision of this Agreement, the Dissolution Shareholder shall have the right to serve as one (or, if there are at any time more than ten Directors on the Board of Directors, two) of the Company's Directors, through such representatives as are appointed by the Dissolution Shareholder (such designated persons to be referred to as the "Specially Appointed Director(s)") at all times and from time to time, and shall have the sole right to remove such representative(s) as Directors; all as provided in Section 7.2(b) of this Agreement.~~

6.2        Voting Rights of Shareholders; Authority of Board of Directors.

(a)        The Board of Directors shall make all decisions made for and on behalf of the Company, such decisions shall be binding upon the Company, and the Shareholders shall have no voting rights~~;~~ , except, however, as expressly set forth herein. The Board of Directors, in its sole discretion, has full, complete and exclusive right, power and authority in the management and control of the Company business to do any and all things necessary to effectuate the purpose of the Company~~;~~, except, however, as expressly set forth herein. The members of the Board of Directors shall devote such time as is necessary to the affairs of the Company, and shall receive such compensation from the Company and such reimbursement for expenses as is permitted by the Company's By-laws as then in effect. No Person dealing with the Board of Directors shall be required to determine its authority to make any undertaking on behalf of the Company or to determine any facts or circumstances bearing upon the existence of such authority.

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(b)        Notwithstanding Section 6.2(a) above, but subject to ~~Sections 10.1(a)(i) and 10.1(a)(ii),~~ Article 12 and Article 13 hereof, in the event of a proposed sale or other disposition of all or substantially all of the assets of the Company at any one time, merger or consolidation of the Company (where the Company is not the surviving Entity), dissolution of the Company, or issuance of any restricted Share or deferred Share awards under a Company incentive share plan, any such proposed occurrence, in order to be approved must, (i) with respect to the merger or consolidation of the Company (where the Company is not the surviving Entity), first receive the approval of the Board of Directors, (ii) with respect to a sale or other disposition of all or substantially all of the assets of the Company at any one time, or dissolution of the Company, any such proposed action must first receive the approval of the Board of Directors, and (iii) receive the vote, at a duly held meeting, of more than 50% in interest of the total then issued and outstanding Shares (or, in the case of a written Consent without a meeting, more than 50% in interest of the total then issued and outstanding Shares), voting as one class (and not as separate classes, notwithstanding the fact that there may be members of more than one class voting) or such greater percentage as is then required under the Act.

(c)        Notwithstanding Section 6.2(a) above, but subject to Sections ~~6.1(d),~~ 7.2(a~~) and 7.2(b~~) and Articles 12 and 13 hereof, the vote, at a duly held meeting, of more than 50% in interest of the total then issued and outstanding Shares (or, in the case of a written Consent without a meeting, more than 50% in interest of the total then issued and outstanding Shares), voting as one class (and not as separate classes, notwithstanding the fact that there may be members of more than one class voting), shall be able to remove any Director ~~(other than a Specially Appointed Director)~~ and elect a replacement therefor. If the Shareholders vote to remove a Director pursuant to this Section 6.2(c), they shall provide the removed Director with notice thereof, which notice shall set forth the date upon which such removal is to become effective.

(d)        Except as otherwise provided in this Agreement or in any share plan or share incentive plan adopted by the Company, the holders of Common Shares have sole Shareholder authority~~;~~:

(i) to vote on such matters as may be brought before the Shareholders from time to time (on issues other than those as to which this Agreement specifically provides for voting rights of Shareholders in addition to or instead of holders of Common Shares);

(ii) to elect Directors, and shall do so on an annual basis; and in all such votes on which the holders of Common Shares have sole Shareholder voting authority, in order for the holders of Common Shares to act to approve a matter on which they are voting, such matter must receive the vote of more than 50% in interest of the Common Shares which are voted at a meeting at which a quorum of Common Shares is present (or, in the case of a written Consent without a meeting, must receive the written Consent of more than 50% in interest of the aggregate Common Shares), voting as one class (and not as separate classes, notwithstanding the fact that there may be members of more than one class voting) (or such greater percentage as is then required under the Act or under the express terms of this Agreement). For purposes of the foregoing sentence, the term "quorum" means more than 50% of the then issued and outstanding Common Shares, except as provided in any share plan or share incentive plan adopted by the Company.

The annual meeting of the holders of Common Shares of the Company for the election of Directors and for the transaction of such other business as properly may come before such meeting shall be held in accordance with the By-laws. Subject to the provisions of Article 13 relating to meetings of Shareholders and related subjects, the By-laws shall govern matters relating to, among other things, annual and special meetings, notice, waiver of notice, adjournment, proxies, written consents, procedures, and telephonic meetings, to the extent not inconsistent with this Agreement.

(e)        Notwithstanding any other provision of this Agreement, Shareholders have voting rights with respect to a particular matter (to the extent provided herein with regard to categories of Shareholders permitted to vote on particular matters, and otherwise) only after such matter has first been approved by the Board of Directors, except with regard to (i) the removal of a Director (and the election of a replacement therefor in connection therewith) as provided in this Agreement, (ii) the amendment of this Agreement,  ~~(iii) the sale or other disposition of all or substantially all of the assets of the Company at any one time, (iv) the dissolution of the Company, and (v) any matter~~ and (iii) any matter as to which any share plan or share incentive plan adopted by the Company provides otherwise.

(f)        For ~~purposes~~  of this Agreement, in order for a meeting of Shareholders to be considered duly held with regard to a particular question, a quorum of more than 50% in interest of the Shares which are entitled to vote at such meeting on the particular question must be present (in person or by proxy).

~~6.3        Transfers of Special Shareholder Interests. The restrictions, limitations and other provisions of this Section 6.3 shall in no manner limit or restrict the right of a Special Shareholder to resign its status as a Special Shareholder to the extent permitted under Section 6.1(b) of this Agreement; and, once such Special Shareholder properly resigns pursuant thereto, the transfer restrictions set forth in this Section 6.3 as they relate to such Special Shareholder shall automatically and immediately terminate. Subject to the foregoing sentence, it is agreed that:~~

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~~(a)        No Special Shareholder (a "Special Transferor") may make any Transfer of any of its Shares to a Transferee (a "Special Transferee") unless each of the following requirements is met:~~

~~(i)        At all times during the existence of the Company, including upon consummation of such Transfer, one or more Special Shareholders must have, in the aggregate, at least a number of Shares which will result in the allocation to the Special Shareholder(s), in the aggregate, of the minimum percentage interest in the Company which will permit the Company to retain its tax status as an association taxable as a partnership rather than as a corporation, in the opinion of counsel to the Company; and~~

~~(ii)        Before any such Transfer can be made, the Company must be furnished with an opinion of counsel (which may or may not be the same counsel as is referenced in subparagraph (i) above) to the effect that the Transfer in question will not adversely affect the Company's tax status as an association taxable as a partnership rather than as a corporation.~~

~~(b)        No Transfer to a Special Transferee shall be recognized by the Company unless the Board of Directors of the Company receives documentation satisfactory to it that the requirements of this Section 6.3 have been met.~~

~~(c)        If the Special Transferor transfers all of its Shares in such Transfer, in accordance with the restrictions and requirements of Sections 6.3(a) and 6.3(b) of this Agreement, then such Special Transferor shall thereafter no longer be a Special Shareholder. If the Special Transferor transfers fewer than all of its Shares in such Transfer, then:~~

~~(i) if such Special Transferor makes no provision for the termination of its status as a Special Shareholder in accordance with clause (ii) immediately below, such Special Transferor shall continue to be a Special Shareholder; and~~

~~(ii) if the Special Transferee agrees in writing to be a Special Shareholder and to be subject to the liabilities of a Special Shareholder as provided in this Agreement, then, if all of the requirements and limitations set forth in Section 6.3(a) of this Agreement are complied with, the Special Transferor may terminate its status as a Special Shareholder upon notice thereof to the Company; provided, however, that no such resignation shall be recognized by the Company unless the Board of Directors of the Company receives documentation satisfactory to it that the requirements of this Section 6.3(c) have been met.~~

~~6.4        Transfers of Dissolution Shareholder Interests.~~

~~(a)        No Dissolution Shareholder (a "Dissolution Transferor") may make any Transfer of any of its Shares to a Transferee (a "Dissolution Transferee") unless each of the following requirements is met:~~

~~(i) At all times during the existence of the Company, including upon consummation of such Transfer, one or more Dissolution Shareholders must have, in the aggregate, at least a number of Shares which will result in the allocation to the Dissolution Shareholder, in the aggregate, of the minimum percentage interest in the Company which will permit the Company to retain its tax status as an association taxable as a partnership rather than as a corporation, in the opinion of counsel to the Company; and~~

~~(ii)        Before any such Transfer can be made, the Company must be furnished with an opinion of counsel (which may or may not be the same counsel as is referenced in subparagraph (i) above) to the effect that the Transfer in question will not adversely affect the Company's tax status as an association taxable as a partnership rather than as a corporation.~~

~~(b)        No Transfer to a Dissolution Transferee shall be recognized by the Company unless the Board of Directors of the Company receives documentation satisfactory to it that Section 6.4(a)'s requirements have been met.~~

~~(c)        If the Dissolution Transferor transfers all of its Shares in such Transfer, in accordance with the restrictions and requirements of Sections 6.4(a) and 6.4(b) of this Agreement, then such Dissolution Transferor shall thereafter no longer be a Dissolution Shareholder. If the Dissolution Transferor transfers fewer than all of its Shares in such Transfer, then:~~

~~(i)        if such Dissolution Transferor makes no provision for the termination of its status as a Dissolution Shareholder in accordance with clause (ii) immediately below, such Dissolution Transferor shall continue to be a Dissolution Shareholder; and~~

~~(ii) if the Dissolution Transferee agrees in writing to be a Dissolution Shareholder, then, if all of the requirements and limitations set forth in Section 6.4(a) of this Agreement are complied with, the Dissolution Transferor may terminate its status as a Dissolution Shareholder upon notice thereof to the Company; provided, however, that no such resignation shall be recognized by the Company unless the Board of Directors of the Company receives documentation satisfactory to it that this Section 6.4(c)'s requirements have been met.~~

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ARTICLE 7

Directors and Officers

7.1        General Powers of Directors.

(a)        Except as may otherwise be provided by the Act or by this Agreement, the property, affairs and business of the Company shall be managed by or under the direction of the Board of Directors, the Board of Directors may exercise all the powers of the Company (including but not limited to deciding whether to make various tax elections), and the Shareholders shall have no right to act on behalf of or bind the Company. The Directors shall act only as a Board, and the individual Directors shall have no power as such. Subject to the provisions of this Agreement and the By-laws with regard to Board of Directors actions that can be taken without a quorum, the approval of a matter by a majority of the Directors present at a meeting at which a quorum is present shall constitute approval by the Board of Directors (or, in the case of a written consent without a meeting, the approval of a matter by all of the Directors shall constitute approval by the Board of Directors).

(b)        Unless expressly provided otherwise under this Agreement, the Board of Directors shall have the exclusive authority to make all determinations under this Agreement and under the By-laws.

(c)        No contract or transaction among the Company and one or more of its Affiliates, Directors or officers, or among the Company and any other Entity in which one or more of the Company's Affiliates, Directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the Director or officer is present at or participates in the meeting of the Board of Directors or of a committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if:

(i)        The material facts as to such Affiliate's, Director's or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested Directors, even though the disinterested Directors be less than a quorum;

(ii)        The material facts as to such Affiliate's, Director's or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the Shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by more than 50% in interest of the Common Shares which are present and entitled to vote at a meeting at which a quorum is present (or, in the case of a written Consent without a meeting, more than 50% in interest of the aggregate Common Shares), voting as one class (and not as separate classes, notwithstanding the fact that there may be members of more than one class voting), who are not Affiliates of any of the interested Persons involved in such transaction; or

(iii)         The contract or transaction is fair as to the Company.

Common or interested Directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

Notwithstanding the foregoing provisions of this Section 7.1(c), the Company shall not enter into or renew ~~no~~any agreement pursuant to which any Affiliate of any Director would provide management services for any ~~Property,~~ property which secures a Company investment, unless such agreement is approved by a majority of the Directors who (a) are not officers of the Company, (b) are neither related to any Company officer nor represent concentrated or family holdings of the Company's Shares, and (c) are, in the view of the Board of Directors, free of any relationship that would interfere with the exercise of independent judgment; and, if such approval is obtained in the case of a particular contract, such approval shall be deemed to satisfy the requirements of this Section 7.1(c).

~~(d) Notwithstanding the above provisions of this Section 7.1, in any transaction in which the Company wishes to issue Shares to SCATEF or any Affiliate of SCATEF in exchange for such Person giving up fees otherwise payable to it, such transaction, including but not limited to the exchange ratio of Shares for such fees, shall not be approved or undertaken by the Company unless and until approved, in lieu of the requirements set forth in Section 7.1(c), by a majority of the directors of the Company who are not Affiliates of SCATEF or of any SCATEF Affiliate (even though the disinterested Directors may be less than a quorum of the full Board of Directors), after the material facts as to such transaction are disclosed or are known to such unaffiliated Directors.~~

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7.2        Number and Term of Office of Directors.

(a)        The number of seats constituting the entire Board of Directors shall be at least five and no more than 15, with the exact number of seats on the Board of Directors to be determined from time to time by resolution of the Board of Directors. At least a majority of the Directors in office at any point in time must be individuals who are not employed by the Company or by any Affiliate of the Company. Each Director (whenever elected) shall hold office until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation, or removal. A Director shall not be required to be a Shareholder or a resident of the State of Delaware.

(b)        ~~The Specially Appointed Director(s) shall have all of the powers, rights, privileges, obligations and duties as all other Directors, and shall for all purposes be Directors of the Company, except that (i) the Specially Appointed Director(s) shall not be when determining the total size of the Board of Directors for the sole purpose of making the determination in Section 7.2(c) below as to how many Directors are in each class, (ii) no Shareholders other than the Dissolution Shareholder shall have any right to elect, remove or replace the Specially Appointed Director(s), and, without limiting the foregoing, the Specially Appointed Director(s) shall not stand for election or reelection at any meeting of the holders of Common Shares. Without limiting the foregoing, all other Shareholders, by becoming Shareholders of the Company, agree that (I) the Dissolution Shareholder has such rights to serve, through its appointed representatives, as the Specially Appointed Director(s) and that the necessary one seat or two seats on the Board of Directors shall be reserved for such appointment(s) (and the size of the Company's Board of Directors shall automatically be expanded at any time if such expansion is necessary in order to permit the Dissolution Shareholder to effect such appointment(s)) and (II) the Company's officers and Directors may take any and all steps deemed appropriate by them, in connection with Shareholder meetings or otherwise, to implement this Section 7.2(b).                (c)        Subject to Section 7.2(b) above, at~~At all times the Board of Directors shall be divided into three classes, as nearly equal in numbers as the then total number of directors constituting the entire Board of Directors permits, with the term of office of one class expiring each year (with the first such class expiration to occur at the first annual meeting of Shareholders); and the Board of Directors shall have sole power to make such determinations. At the first annual meeting of the holders of Common Shares, only the Directors  ~~of the first class shall be elected by the holders of Common Shares (in accordance with Section 6.2 hereof), and such persons shall hold office thereafter for a term expiring at the third succeeding annual meeting. At the second annual meeting of Shareholders, only the Directors of the second class shall be elected by the holders of Common Shares (in accordance with Section 6.2 hereof), and such persons shall hold office thereafter for a term expiring at the third succeeding annual meeting. At the third annual meeting of Shareholders, only the Directors of the third class shall be elected by the holders of Common Shares (in accordance with Section 6.2 hereof), and such persons shall hold office thereafter for a term expiring at the third succeeding~~ of the first class shall be elected by the holders of Common Shares (in accordance with Section 6.2 hereof), and such persons shall hold office thereafter for a term expiring at the third succeeding annual meeting. At the second annual meeting of Shareholders, only the Directors of the second class shall be elected by the holders of Common Shares (in accordance with Section 6.2 hereof), and such persons shall hold office thereafter for a term expiring at the third succeeding annual meeting. At the third annual meeting of Shareholders, only the Directors of the third class shall be elected by the holders of Common Shares (in accordance with Section 6.2 hereof), and such persons shall hold office thereafter for a term expiring at the third succeeding annual meeting. At each subsequent annual meeting of Shareholders thereafter, the successors to any class of directors whose term shall then expire shall be elected by the holders of Common Shares (in accordance with Section 6.2 hereof) to hold office for a term expiring at the third succeeding annual meeting.

7.3        By-law Provisions. The By-laws shall govern matters relating to, among other things, (a) with respect to directors, annual and special meetings, notice, waiver of notice, quorum, voting, adjournment, written consents, committees, procedures, telephonic meetings, resignations, removals, vacancies, books and records, reports, and compensation and reimbursement of expenses, to the extent not inconsistent with this Agreement, (b) with respect to officers, all matters not governed by this Agreement, and (c) employee benefit matters, which matters shall be subject to and managed as provided by the discretion of the Board of Directors.

ARTICLE 8

Exculpation and Indemnification

8.1        Limitations on Liability, and Indemnification of, Directors and Officers.

(a)        No director or officer of the Company shall be liable, responsible or accountable in damages or otherwise to the Company or any of the Shareholders for any act or omission performed or omitted by him or her, or for any decision, except in the case of fraudulent or illegal conduct of such person. For purposes of this Section 8.1, the fact that an action, omission to act or decision is taken on the advice of counsel for the Company shall be evidence of good faith and lack of fraudulent conduct.

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(b)        All Directors and officers of the Company shall be entitled to indemnification from the Company for any loss, damage or claim (including any reasonable attorney's fees incurred by such person in connection therewith) due to any act or omission made by him or her, except in the case of fraudulent or illegal conduct of such person; provided, that any indemnity shall be paid out of, and to the extent of, the assets of the Company only (or any insurance proceeds available therefor), and no Shareholder shall have any personal liability on account thereof.

(c)        The termination of any action, suit or proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Person acted fraudulently or illegally.

(d)        The indemnification provided by this Section 8.1 shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any agreement, vote of Shareholders or Directors, or otherwise, and shall inure to the benefit of the heirs, executors and administrators of such a person.

(e)        Any repeal or modification of this Section 8.1 shall not adversely affect any right or protection of a Director or officer of the Company existing at the time of such repeal or modification.

(f)        The Company may, if the Board of Directors of the Company deems it appropriate in its sole discretion, obtain insurance for the benefit of the Company's Directors and officers, relating to the liability of such persons.

ARTICLE 9

Transfers of Interests; Admission of New Shareholders

9.1        Transfers. ~~Subject to Section 6.3 of this Agreement (relating to Special Shareholders) and Section 6.4 of this Agreement (relating to Dissolution Shareholders), the~~The Shares shall be freely transferable; and any Person who is a Transferee of Shares shall, by having such status, (a) automatically become a Shareholder of the Company with no further action being required on such Person's part, and (b) automatically be bound to the terms and conditions of this Agreement (and be entitled to the rights of a Shareholder hereunder), without the requirement for execution of this Agreement by such Person. ~~Certain mechanical~~ Mechanical aspects of the transfer of Shares shall be as set forth in the By-laws.

ARTICLE 10

Dissolution and Termination

10.1        Events of Dissolution.

(a)        In accordance with Section 18-801 of the Act, and the provisions therein permitting this Agreement to specify the events of the Company's dissolution, the Company shall be dissolved and the affairs of the Company wound up upon the vote of the Shareholders pursuant to Section 6.2(b) hereof. Unless dissolution is (i) required by the Act and (ii) cannot be waived by this Agreement, no other event shall cause the dissolution of the Company, including the death, retirement, resignation, expulsion, bankruptcy (as defined in Section 18-304 of the Act) or dissolution of a Shareholder or the ~~of any of the following events:~~ occurrence of any other event that terminates the continued membership of a Shareholder in the Company.

~~(i)        a unanimous written decision of all of the Original Shareholders who are then still Shareholders to dissolve the Company;~~

~~(ii)        the death, retirement, resignation, expulsion, bankruptcy (as defined in Section 18-304 of the Act) or dissolution of a Person who is then a Dissolution Shareholder, or the occurrence of any other event that terminates the continued membership in the Company of a Person who is then a Dissolution Shareholder, unless more than 50% in interest of the then-outstanding Shares votes, at a duly held meeting (or, in the case of a written Consent without a meeting, more than 50% in interest of the aggregate Shares acts), within 180 days of such event to continue the Company; or~~

~~(iii)        the vote of the Shareholders pursuant to Section 6.2(b) hereof.~~

~~The death, retirement, resignation, expulsion, bankruptcy (as defined in Section 18-304 of the Act) or dissolution of a Shareholder or the occurrence of any other event that terminates the continued membership of a Shareholder in the Company, shall not cause the dissolution of the Company except to the extent specified above in this Section 10.1(a).~~

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(b)        Dissolution of the Company shall be effective on the day on which the event occurs giving rise to the dissolution, but the Company shall not terminate until the assets of the Company shall have been distributed as provided herein and a certificate of cancellation of the Certificate has been filed with the Secretary of State of the State of Delaware.

10.2        Application of Assets. In the event of dissolution, the Company shall conduct only such activities as are necessary to wind up its affairs (including the sale of the assets of the Company in an orderly manner), and the assets of the Company shall be applied, first, as required by Section 18-804(a)(1) of the Act, and then in the manner, and in the order of priority, set forth in Article 5.

10.3        Gain or Losses in Process of Liquidation. Any gain or loss or disposition of Company property in the process of liquidation shall be credited or charged to the Capital Accounts of Shareholders in accordance with the provisions of Article 3. Any property distributed in kind in the liquidation shall be valued and treated as though the property ~~were~~was sold at its fair market value and the cash proceeds were distributed. The difference between the fair market value of property distributed in kind and its Book Value shall be treated as a gain or loss on the sale of such property and shall be credited or charged to the Capital Account of Shareholders in accordance with Article 3; provided, that no Shareholder shall have the right to request or require the distribution of the assets of the Company in kind.

10.4        Procedural and Other Matters.

(a)        Upon dissolution of the Company and until the filing of a certificate of cancellation as provided in Section 10.4(b), the Persons winding up the affairs of the Company may, in the name of, and for and on behalf of, the Company, prosecute and defend suits, whether civil, criminal or administrative, gradually settle and close the business of the Company, dispose of and convey the property of the Company, discharge or make reasonable provision for the liabilities of the Company, and distribute to the members any remaining assets of the Company, in accordance with this Article 10 and all without affecting the liability of Shareholders and Directors and without imposing liability on a liquidating trustee.

(b)        The Certificate may be canceled upon the dissolution and the completion of winding up of the Company, by any Person authorized to cause such cancellation in connection with such dissolution and winding up.

ARTICLE 11

Appointment of Attorney-in-Fact

11.1        Appointment and Powers.

(a)        Each Shareholder hereby irrevocably constitutes and appoints the Company's chief executive officer, with full power of substitution, as his, her or its true and lawful attorney-in-fact, with full power and authority in his, her or its name, place and stead to execute, acknowledge, deliver, swear to, file and record at the appropriate public offices such documents, instruments and conveyances as may be necessary or appropriate to carry out the provisions or purposes of this Agreement, including, without limitation, the following: (i) the Certificate; (ii) all other certificates and instruments and amendments thereto that the Board of Directors deems appropriate to qualify or continue the Company as a limited liability company in the jurisdiction in which the Company may conduct business; (iii) all instruments that the Board of Directors deems appropriate to reflect a change or modification of the Company in accordance with the terms of this Agreement; (iv) all conveyances and other instruments that the Board of Directors deems appropriate to reflect the dissolution and termination of the Company; (v) all fictitious or assumed name certificates required or permitted to be filed on behalf of the Company; (vi) any and all documents necessary to admit Shareholders to the Company, or to reflect any change or transfer of a Shareholder's Company Interest, or relating to the admission or increased Capital Contribution of a Shareholder; (vii) any amendment or other document to be filed as referenced in Section 2.2, 3.1(d) or 3.1(f) of this Agreement; and (viii) all other instruments that may be required or permitted by law to be filed on behalf of or relating to the Company and that are not inconsistent with this Agreement.

(b)        The authority granted by this Section 11.1 (i) is a special power of attorney coupled with an interest, is irrevocable, and shall not be affected by the subsequent incapacity or disability of the Shareholder; (ii) may be exercised by a signature for each Shareholder or by listing the names of all of the Shareholders executing this Agreement with a single signature of any such Person acting as attorney-in-fact for all of them; and (iii) shall survive the Transfer by a Shareholder of the whole or any portion of his, her or its Company Interest.

11.2        Presumption of Authority. Any Person dealing with the Company may conclusively presume and rely upon the fact that any instrument referred to above, executed by such Person acting as attorney-in-fact, is authorized, regular and binding, without further inquiry.

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ARTICLE 12

Certain Provisions Relating to

Changes in Control and Business Combinations

12.1        Definitions. For purposes of this Article 12, the following definitions shall apply:

"Associate" when used to indicate a relationship with any Person, means:

(a)        Any Entity (other than the Company or a Subsidiary of the Company) of which such Person is an officer, director or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities of such Entity;

(b)        Any trust or other estate in which such Person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and

(c)        Any Relative of such Person, or any Relative of a spouse of such Person, who has the same home as such Person or who is a Director or officer of the Company or a manager, director or officer of any of its Affiliates.

"Beneficial Owner" when used with respect to Company Interests, means a Person:

(a)        That, individually or with any of its Affiliates or Associates, beneficially owns Company Interests, directly or indirectly; or

(b)        That, individually or with any of its Affiliates or Associates, has (i) the right to acquire Company Interests (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement, or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; or (ii) the right to vote Company Interests pursuant to any agreement, arrangement or understanding; or

(c)        That has any agreement, arrangement, or understanding for the purpose of acquiring, holding, voting, or disposing of Company Interests with any other Person that beneficially owns, or whose Affiliates or Associates beneficially own, directly or indirectly, such Company Interests.

"Business Combination" means:

(a)        Unless the merger, consolidation or exchange of Company Interests does not alter the contract rights of the Company Interests as expressly set forth in this Agreement or change or convert in whole or in part the outstanding Company Interests, any merger, consolidation or exchange of Company Interests or any Subsidiary with (i) any Interested Party or (ii) any other Entity (whether or not itself an Interested Party) which is, or after the merger, consolidation or exchange of interests would be, an Affiliate of an Interested Party that was an Interested Party prior to the transaction;

(b)        Any sale, lease, transfer or other disposition, other than in the ordinary course of business or pursuant to a distribution or any other method affording substantially proportionate treatment to the Shareholders, in one transaction or a series of transactions in any 12-month period, to any Interested Party or any Affiliate of any Interested Party (other than the Company or any of its Subsidiaries) of any assets of the Company or any Subsidiary having, measured at the time the transaction or transactions are approved by the Board of Directors of the Company, an aggregate book value as of the end of the Company's most recently ended fiscal quarter of 10 percent or more of the total market value of the outstanding Company Interests or of its net worth as of the end of its most recently ended fiscal quarter;

(c)        The issuance or transfer by the Company or any Subsidiary, in one transaction or a series of transactions, of any Company Interests or any equity securities of a Subsidiary which have an aggregate market value of five percent or more of the total market value of the outstanding Company Interests to any Interested Party or any Affiliate of any Interested Party (other than the Company or any of its Subsidiaries) except pursuant to the exercise of warrants or rights to purchase securities pro-rata to all Shareholders or any other method affording substantially proportionate treatment to those Shareholders;

(d)        The adoption of any plan or proposal for the liquidation or dissolution of the Company in which anything other than cash will be received by an Interested Party or any Affiliate of any Interested Party;

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(e)        Any reclassification of securities or recapitalization of the Company, or any merger, consolidation or exchange of Company Interests with any of its Subsidiaries which has the effect, directly or indirectly, in one transaction or series of transactions, of increasing by five percent or more the total number of outstanding Company Interests, the proportionate amount of the outstanding Company Interests or the outstanding number of any class of equity securities of any Subsidiary which is directly or indirectly owned by any Interested Party or any Affiliate of any Interested Party; or

(f)        The receipt by any Interested Party or any Affiliate of any Interested Party (other than the Company or any of its Subsidiaries) of the benefit, directly or indirectly (except proportionately as a holder of Company Interests), of any loan, advance, guarantee, pledge or other financial assistance or any tax credit or other tax advantage provided by the Company or any of its Subsidiaries.

"Interested Party" means any Person (other than (i) the Company~~,~~ or (ii) any subsidiary of the Company~~, (iii) the General Partners, the Special Shareholder, the Original Shareholders, and the Dissolution Shareholder, and (iv) any Affiliate or Associate of any Person described in clause (iii) above~~) that:

(a)        Is the beneficial owner, directly or indirectly, of 10 percent or more of the outstanding Company Interests;

(b)        Is an Affiliate or Associate of the Company and at any time within the two-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of 10 percent or more of the then outstanding Company Interests; or

(c)        Is an Affiliate or Associate of (a) or (b).

For purposes of determining whether a Person is an Interested Party, the number of Company Interests deemed to be outstanding shall include Company Interests deemed beneficially owned by the Person through the definition of Beneficial Ownership set forth above but shall not include any other Company Interests which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

"Market Value" means:

(a)        In the case of Company Interests, the highest closing sale price during the 30-day period immediately preceding the date in question of a Company Interest of the same  ~~class or series on the composite tape of the New York Stock Exchange-listed stocks, or, if such Company Interest of the same class or series is not quoted on the composite tape, on the New York Stock Exchange, or if such Company Interest of the same class or series is not listed on such Exchange,~~class or series on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which the Company Interest of the same class or series is listed, or, if the Company Interest of the same class or series is not listed on any such exchange, the highest closing bid quotation with respect to such a Company Interest of the same class or series during the 30-day period preceding the date in question on the  ~~National Association of Securities Dealers, Inc. automated quotations system~~OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association for such day or any system then in use, or, if no such quotations are available, the fair market value on the date in question of such a Company Interest of the same class or series as determined by the Board of Directors in good faith; and

(b)        In the case of property other than cash or stock, the fair market value of such property on the date in question as determined by the Board of Directors in good faith.

"Subsidiary" means any Person (other than an individual) in which the Company, directly or indirectly, holds a majority of the voting securities.

12.2        Business Combinations.

(a)        Unless an exemption under Section 12.3(c) applies, the Company may not engage in any Business Combination with any Interested Party or any Affiliate of an Interested Party for a period of five years following the most recent date on which such Interested Party became an Interested Party (the "Five Year Tolling Period"), unless:

(i)        in addition to any vote otherwise required by law or this Agreement, the Board of Directors of the Company, prior to the most recent date upon which the Interested Party became an Interested Party, approved either the Business Combination or the transaction which resulted in the Interested Party becoming an Interested Party; or

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(ii)        on or subsequent to the date upon which the Interested Party became an Interested Party, the Business Combination is (A) approved by at least two-thirds of the persons who are then members of the Board of Directors and (B) authorized at an annual or special meeting of the Shareholders (and not by written consent) by the affirmative vote of at least two-thirds in interest of the Shareholders, excluding the Company Interests held by an Interested Party who will (or whose Affiliate will be) a party to the Business Combination or by an Affiliate or Associate of that Interested Party, voting together as a single class.

(b)        Unless an exemption under Section 12.3 applies, in addition to any vote otherwise required by law or this Agreement, a Business Combination proposed by an Interested Party or an Affiliate of the Interested Party after the Five Year Tolling Period shall be permitted only if recommended by the Board of Directors who are present at a duly-called meeting at which a quorum is present and approved by the affirmative vote of at least:

(i)        80% in interest of all Shareholders, voting together as a single voting group; and

(ii)        Two-thirds in interest of the Shareholders, excluding Company Interests held by an Interested Party who will (or whose Affiliate will) be a party to the Business Combination or by an Affiliate or Associate of the Interested Party, voting together as a single voting group.

12.3        Exemptions.

(a)        For purposes of this Section 12.3:

"Announcement Date" means the first general public announcement of the proposal or intention to make a proposal of the Business Combination or its first communication generally to the Shareholders, whichever is earlier;

"Determination Date" means the most recent date on which the Interested Party became an Interested Party; and

"Valuation Date" means:

(i)        For a Business Combination voted upon by the Shareholders, the latter of the day prior to the date of the vote or the day 20 days prior to the consummation of the Business Combination; and

(ii)        For a Business Combination not voted upon by the Shareholders, the date of the consummation of the Business Combination.

(b)        The vote required by Section 12.2(b) does not apply to a Business Combination if (1) the Business Combination or the transaction which resulted in the Interested Party becoming an Interested Party shall have been approved by the Board of Directors prior to the Determination Date or (2) each of the conditions in items (i) through (iii) below is met:

(i)        The aggregate amount of the cash and the market value as of the Valuation Date of consideration other than cash to be received for each Company Interest in such Business Combination (whether or not the Interested Party has previously acquired the particular class or series of Company Interest in question) is at least equal to the highest of the following:

(A)        The highest per Company Interest price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Party for any Company Interests of the same class or series acquired by it within the five-year period immediately prior to the Announcement Date of the proposal of the Business Combination, plus an amount equal to interest compounded annually from the earliest date on which the highest per Company Interest acquisition price was paid (for the same class or series) through the Valuation Date at the rate for one-year United States Treasury obligations from time to time in effect, less the aggregate amount of any cash distributions paid and the market value of any distributions paid in other than cash, per Company Interest (for the same class or series) from the earliest date through the Valuation Date, up to the amount of the interest; or

(B)        The highest per Company Interest price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Party for any Company Interest of the same class or series acquired by it on, or within the five-year period immediately before, the Determination Date, plus an amount equal to interest compounded annually from the earliest date on which the highest per Company Interest acquisition price was paid for the same class or series through the valuation Date at the rate for one-year United States Treasury obligations from time to time in effect, less the aggregate amount of any cash distributions paid and the market value of any distributions paid in other than cash, per Company Interest of the same class or series from the earliest date through the Valuation Date, up to the amount of the interest; or

(C)        The highest preferential amount per Company Interest to which the holders of Company Interests of such class or series are entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company; or

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(D)        The Market Value per Company Interest of the same class or series on the Announcement Date, plus an amount equal to interest compounded annually from that date through the Valuation Date at the rate for one-year United States Treasury obligations from time to time in effect, less the aggregate amount of any cash distributions paid and the market value of any distributions paid in other than cash, per Company Interest of the same class or series from that date through the Valuation Date, up to the amount of interest; or

(E)        The Market Value per Company Interest of the same class or series on the Determination Date, plus an amount equal to interest compounded annually from that date through the Valuation Date at the rate for one-year United States Treasury obligations from time to time in effect, less the aggregate amount of any cash distributions paid and the Market Value of any distributions paid in other than cash, per Company Interest of the same class or series from that date through the Valuation Date, up to the amount of the interest; or

(F)        The price per Company Interest equal to the Market Value per Company Interest of the same class or series on the Announcement Date or on the Determination Date, whichever is higher, multiplied by the fraction of:

(1)        The highest per Company Interest price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Party for any Company Interests of the same class or series acquired by it within the five-year period immediately prior to the Announcement Date, over

(2)        The Market Value per Company Interest of the same class or series on the first day in such five- year period on which the Interested Party acquired the Company Interests.

(ii)        The consideration to be received by the holders of any Company Interests is to be in cash or in the same form as the Interested Party has previously paid for Company Interests, except to the extent that the Shareholders otherwise elect in connection with their approval of the proposed transaction under Section 6.2 of this Agreement. If the Interested Party has paid for Company Interests with varying forms of consideration, the form of consideration for such Company Interests of the same class or series shall be either cash or the form used to acquire the largest number of Company Interests of the same class or series previously acquired by it, except to the extent that the Shareholders otherwise elect.

(iii)        After the Determination Date and prior to the consummation of such Business Combination:

(A)        There shall have been no failure to declare and pay at the regular date therefor (if applicable) any full periodic distributions (whether or not cumulative) on any outstanding Company Interests or other securities of the Company;

(B)        There shall have been:

(1)        No reduction in the annual rate of distributions made with respect to any class or series of Company Interests (except as necessary to reflect any subdivision of Company Interests); and

(2)        An increase in such annual rate of distributions as necessary to reflect any reclassification, recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding Company Interests; and

(C)        The Interested Party did not become the Beneficial Owner of any additional Company Interests except as part of the transaction which resulted in such Interested Party becoming an Interested Party or by virtue of proportionate Company Interest splits or distributions.

The provisions of items (A) and (B) of this subsection (b)(iii) do not apply if no Interested Party or an Affiliate or Associate of the Interested Party voted as a member of the Board of Directors of the Company in a manner inconsistent with such items (A) and (B) and the Interested Party, within 10 days after any act or failure to act inconsistent with such items, notifies the Board of Directors of the Company in writing that the Interested Party disapproves thereof and requests in good faith that the Board of Directors rectify such act or failure to act.

(c)        The provisions of Section 12.2 do not apply to any Business Combination of the Company with an Interested Party that became an Interested Party inadvertently, if the Interested Party:

(i)        As soon as practicable (but not more than 10 days after the Interested Party knew or should have known it had become an Interested Party) divests itself of a sufficient amount of Company Interests so that it no longer is the beneficial owner, directly or indirectly, of 10 percent or more of the outstanding Company Interests; and

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(ii)        Would not at any time with the five-year period preceding the Announcement Date with respect to the Business Combination have been an Interested Party except by inadvertence.

12.4        Amendment. Notwithstanding any other provisions of this Agreement, this Article 12 may be amended or repealed only by a vote of 80% in interest of all Shareholders, voting together as a single class, excluding Company Interests held by any Interested Party or any Affiliate of an Interested Party.

12.5        Certain Determinations with Respect to this Article 12. The Board of Directors shall have the power to determine for the purposes of this Article 12, on the basis of information known to the Directors: (i) the number of Company Interests of which any Person is the Beneficial Owner, (ii) whether a Person is an Affiliate or Associate of another, (iii) whether a Person has an agreement, arrangement or understanding with another as to the matters referred to in the definition of "Beneficial Owner" as hereinabove defined, (iv) whether two or more transactions constitute a "series of transactions," and (v) such other matters with respect to which a determination is required under this Article 12.

ARTICLE 13

Voting Rights of Certain Control Company Interests

13.1         Definitions.         For purposes of this Article 13, the following definitions shall apply:

"Acquiring Person" means a person who makes or proposes to make a Control Company Interests Acquisition, or such Person's Affiliate or Associate.

"Associate" when used to indicate a relationship with any Person means:

(a)        An "Associate" as defined in Section 12.1; or

(b)        A Person that:

(i)         Directly or indirectly controls, or is controlled by, or is under common control with, the Person specified; or

(ii)        Is acting or intends to act jointly or in concert with the Person specified.

"Control Company Interests" means those Company Interests that, except for this Article 13, would, if aggregated with all other Company Interests (including Company Interests the acquisition of which is excluded from the definition "Control Company Interests Acquisition" below) owned by a Person or in respect of which that Person is entitled to exercise or direct the exercise of voting power, except solely by virtue of a revocable proxy, entitle that Person, directly or indirectly, to exercise or direct the exercise of the voting power of any class or series of Company Interests within any of the following ranges of voting power:

(a)        One-fifth or more, but less than one-third of all voting power;

(b)        One-third or more, but less than a majority of all voting power; or

(c)        A majority or more of all voting power.

~~"~~Control Company Interests~~"~~  includes Company Interests only to the extent that the Acquiring Person, following the acquisition of the Company Interests, is entitled, directly or indirectly, to exercise or direct the exercise of voting power within any level of voting power set forth in this section for which approval has not been obtained previously under Section 13.2.

"Control Company Interests Acquisition" means the acquisition, directly or indirectly, by any Person (other than (i) the Company~~,~~ or (ii) any subsidiary of the Company~~, (iii) the General Partners, the Special Shareholder, the Original Shareholders, and the Dissolution Shareholder, and (iv) any Affiliate or Associate of any Person described in clause (iii) above), of ownership~~ ), of ownership of, or the power to direct the exercise of voting power with respect to, issued and outstanding Control Company Interests. Control Company Interests Acquisition does not include the acquisition of Control Company Interests:

(a)        Under the laws of descent and distribution;

(b)        Under the satisfaction of a pledge or other security interest created in good faith and not for the purpose of circumventing this Article 13; or

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(c)        Under a merger, consolidation or exchange of interests if the Company is a party to the merger, consolidation or exchange of interests.

Unless the acquisition entitles any Person, directly or indirectly, to exercise or direct the exercise of voting power of Company Interests in excess of the range of voting power previously authorized or attained under an acquisition that is exempt under items (a), (b) or (c) of this definition, "Control Company Interests Acquisition" does not include the acquisition of Company Interests in good faith and not for the purpose of circumventing this Article 13, by or from any Person whose voting rights have previously been authorized by the Shareholders in compliance with this Article 13 or any Person whose previous acquisition of Company Interests would have constituted a Control Company Interests Acquisition but for the exclusions in items (a) through (c) of this definition.

"Interested Company Interests" means Company Interests in respect of which an Acquiring Person is entitled to exercise or direct the exercise of the voting power of Company Interests in the election of Directors or otherwise.

13.2         Voting Rights.

(a)        Control Company Interests acquired in a Control Company Interests Acquisition have no voting rights except to the extent approved by the Shareholders at a meeting held under Section 13.4 by the affirmative vote of two-thirds in interest of all Shareholders, excluding any votes cast with respect to Interested Company Interests.

(b)        For purposes of this Section 13.2:

(i)        Company Interests acquired within 180 days or Company Interests acquired under a plan to make a Control Company Interests Acquisition are considered to have been acquired in the same acquisition; and

(ii)        A Person may not be deemed to be entitled to exercise or direct the exercise of voting power with respect to Company Interests held for the benefit of others if the Person:

(A)        Is acting in the ordinary course of business, in good faith and not for the purpose of circumventing the provisions of this Section of the Agreement; and

(B)        Is not entitled to exercise or to direct the exercise of the voting power of the Company Interests unless the Person first seeks to obtain the instruction of another person.

13.3        Acquiring Person Statement. Any Person who proposes to make or who has made a Control Company Interests Acquisition may deliver an Acquiring Person statement to the Company at the Company's principal office. The Acquiring Person statement shall set forth all of the following:

(a)        The identity of the Acquiring Person and each other member of any group of which the Person is a part for purposes of determining Control Company Interests;

(b)        A statement that the Acquiring Person statement is given under this Article 13;

(c)        The number of Company Interests owned (directly or indirectly) by the Acquiring Person and each other member of any group;

(d)        The applicable range of voting power as set forth in the definition of "Control Company Interests"; and

(e)        If the Control Company Interests Acquisition has not occurred:

(i)        A description in reasonable detail of the terms of the proposed Control Company Interests Acquisition; and

(ii)        Representations of the Acquiring Person, together with a statement in reasonable detail of the facts on which they are based, that:

(A)        The proposed Control Company Interests Acquisition, if consummated, will not be contrary to law; and

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(B)        The Acquiring Person has the financial capacity, through financing to be provided by the Acquiring Person, and any additional specified sources of financing required under Section 13.5, to make the proposed Control Company Interests Acquisition.

13.4        Special Meeting.

(a)        Except as provided in Section 13.5, if the Acquiring Person requests, at the time of delivery of an Acquiring Person statement, and gives a written undertaking to pay the Company's expenses of a special meeting, except the expenses of opposing approval of the voting rights, within ten days after the day on which the Company receives both the request and undertaking, the Board of Directors of the Company shall call a special meeting of the Shareholders, to be held within 50 days after receipt of the Acquiring Person statement and undertaking, for the purpose of considering the voting rights to be accorded the Company Interests acquired or to be acquired in the Control Company Interests Acquisition.

(b)        The Board of Directors may require the Acquiring Person to give bond, with sufficient surety, to reasonably assure the Company that this undertaking will be satisfied.

(c)        Unless the Acquiring Person agrees in writing to another date, the special meeting of Shareholders shall be held within 50 days after the day on which the Company has received both the request and the undertaking.

(d)        If the Acquiring Person makes a request in writing at the time of delivery of the Acquiring Person statement, the special meeting may not be held sooner than 30 days after the day on which the Company receives the Acquiring Person statement.

(e)        If no request is made under subsection (a) of this Section 13.4, the issue of the voting rights to be accorded the Company Interests acquired in the Control Company Interests Acquisition may, at the option of the Company, be presented for consideration at any meeting of the Shareholders. If no request is made under subsection (a) of this Section 13.4 and the Company proposes to present the issue of the voting rights to be accorded the Company Interests acquired in a Control Company Interests Acquisition for consideration at any meeting of the Shareholders, the Company shall provide the Acquiring Person with written notice of the proposal not less than 20 days before the date on which notice of the meeting is given.

13.5        Calls.

(a)        A call of a special meeting of Shareholders is not required to be made under Section 13.4 unless, at the time of delivery of an Acquiring Person statement under Section 13.3, the Acquiring Person has:

(i)        Entered into a definitive financing agreement or agreements with one or more responsible financial institutions or other entities that have the necessary financial capacity, providing for any amount of financing of the Control Company Interests Acquisition not to be provided by the Acquiring Person; and

(ii)        Delivered a copy of the agreements to the Company.

13.6        Notice of Meeting.

(a)        If a special meeting of the Shareholders is requested, notice of the special meeting shall be given as promptly as reasonably practicable by the Company to all Shareholders of record as of the record date set for the meeting, whether or not the Shareholder is entitled to vote at the meeting.

(b)        Notice of the special or annual meeting at which the voting rights are to be considered shall include or be accompanied by the following:

(i)        A copy of the Acquiring Person statement delivered to the Company under Section 13.3; and

(ii)        A statement by the Board of Directors setting forth its position or recommendation, or stating that it is taking no position or making no recommendation, with respect to the issue of voting rights to be accorded the Control Company Interests.

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13.7        Redemption Rights.

                (a)        If an Acquiring Person statement has been delivered on or before the 10th day after the Control Company Interests Acquisition, the Company may, at its option, redeem any or all Control Company Interests, except Control Company Interests for which voting rights have been previously approved under Section 13.2, at any time during a 60-day period commencing on the day of a meeting at which voting rights are considered under Section 13.4 and are not approved.

(b)        In addition to the redemption rights authorized under subsection (a) of this Section 13.7, if an Acquiring Person statement has not been delivered on or before the 10th day after the Control Company Interests Acquisition, the Company may, at its option, redeem any or all Control Company Interests, except Control Company Interests for which voting rights have been previously approved under Section 13.2, at any time during a period commencing on the 11th day after the Control Company Interests Acquisition and ending 60 days after the acquiring person statement has been delivered.

(c)        Any redemption of Control Company Interests under this Section shall be at the fair value of the Company Interests. For purposes of this section, "fair value" shall be determined:

(i) As of the date of the last acquisition of Control Company Interests by the Acquiring Person in a Control Company Interests Acquisition or, if a meeting is held under Section 13.4, as of the date of the meeting; and

(ii)        Without regard to the absence of voting rights for the Control Company Interests.

13.8        Amendment. Notwithstanding any other provisions of this Agreement, this Article 13 may only be amended or repealed by a vote of 80% in interest of all Shareholders, voting together as a single class, excluding any votes cast with respect to Interested Company Interests.

ARTICLE 14

Miscellaneous Provisions

14.1         Notices.

(a)        Except as otherwise provided in this Agreement or in the By-laws, any and all notices, consents, offers, elections and other communications required or permitted under this Agreement shall be deemed adequately given only if in writing and the same shall be delivered either in hand, by telecopy, or by mail or Federal Express or similar expedited commercial carrier, addressed to the recipient of the notice, postage prepaid and registered or certified with return receipt requested (if by mail), or with all freight charges prepaid (if by Federal Express or similar carrier).

(b)        All notices, demands, and requests to be sent hereunder shall be deemed to have been given for all purposes of this Agreement upon the date of receipt or refusal.

(c)        All such notices, demands and requests shall be addressed as follows: (i) if to the Company, to its principal place of business, as set forth in Article 2 hereof and (ii) if to a Shareholder, to the address of such Shareholder listed on the Company's Shareholder register.

(d)        By giving to the other parties written notice thereof, the parties hereto and their respective successors and assigns shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses effective upon receipt by the other parties of such notice and each shall have the right to specify as its address any other address.

14.2         Word Meanings. The words such as "herein", "hereinafter", "hereof" and "hereunder" refer to this Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires. The singular shall include the plural and the masculine gender shall include the feminine and neuter, and vice versa, unless the context otherwise requires.

14.3        Binding Provisions. The covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the heirs, legal representatives, successors and assignees of the respective parties hereto.

14.4        Amendment and Modification. Unless otherwise specifically provided in this Agreement, this Agreement may be amended, modified or supplemented only by the vote, at a duly held meeting, of more than 50% in interest of the then-outstanding Common Shares (or, in the case of a written Consent without a meeting, more than 50% in interest of the aggregate then-outstanding Common Shares), voting or acting as one class (and not as separate classes, notwithstanding the fact that there may be members of more than one class voting); provided, however, that Section 8.1 shall not be amended, modified or supplemented, unless such amendment, modification or supplement receives the Consent of at least 80% in interest of the holders of then-outstanding Common Shares.

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14.5        Waiver. The waiver by any party hereto of a breach of any provisions contained herein shall be in writing, signed by the waiving party, and shall in no way be construed as a waiver of any succeeding breach of such provision or the waiver of the provision itself.

14.6        Applicable Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware, without regard to such state's laws concerning conflicts of laws. In the event of a conflict between any provision of this Agreement and any nonmandatory provision of the Act, the provision of this Agreement shall control and take precedence.

14.7        Separability of Provisions. Each provision of this Agreement shall be deemed severable, and if any part of any provision is held to be illegal, void, voidable, invalid, nonbinding or unenforceable in its entirety or partially or as to any party, for any reason, such provision may be changed, consistent with the intent of the parties hereto, to the extent reasonably necessary to make the provision, as so changed, legal, valid, binding and enforceable. If any provision of this Agreement is held to be illegal, void, voidable, invalid, nonbinding or unenforceable in its entirety or partially or as to any party, for any reason, and if such provision cannot be changed consistent with the intent of the parties hereto to make it fully legal, valid, binding and enforceable, then such provision shall be stricken from this Agreement, and the remaining provisions of this Agreement shall not in any way be affected or impaired, but shall remain in full force and effect.

14.8        Headings. The headings contained in this Agreement (including but not limited to the titles of the Schedules and Exhibits hereto) have been inserted for the convenience of reference only, and neither such headings nor the placement of any term hereof under any particular heading shall in any way restrict or modify any of the terms or provisions hereof.

14.9        Further Assurances. The Shareholders shall execute and deliver such further instruments and do such further acts and things as may be required to carry out the intent and purposes of this Agreement.

14.10        Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

14.11        Entire Agreement. This Agreement, and all Schedules and Exhibits hereto, constitutes the entire agreement between the parties hereto with respect to the transactions contemplated herein, and supersedes all prior understandings or agreements, oral or written, between the parties.

IN WITNESS WHEREOF, the undersigned, being the Chairman and Chief Executive Officer and the President of the Company, respectively, have executed and delivered this Amended and Restated Certificate of Formation and Operating Agreement on behalf of the Shareholders who have duly approved this Agreement as required by Section 14.4 as of the day and year first-above written.

By:
	Name:	Mark K. Joseph
	Title:	Chairman ~~and Chief Executive Officer~~

By:
	Name:	Michael L. Falcone
	Title:	~~President~~  Chief Executive Officer

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MUNIMAE

MUNICIPAL MORTGAGE & EQUITY, LLC

MUNICIPAL MORTGAGE & EQUITY, LLC
ATTN: GINNY CONNOLLY
621E. PRATT STREET, 6th FL
BALTIMORE, MD 21202

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees	For	Against	Abstain
1.1 Charles C. Baum	☐	☐	☐
1.2 Mark K. Joseph	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	Against	Abstain
2 The Approval of the Amended and Restated Certificate of Formation and Operating Agreement	☐	☐	☐

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000143373_1 R1.0.0.11699

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